              As filed with the Securities and Exchange Commission
                                on June 28, 2002

                                         Registration Nos. 33-12608 and 811-5059
                                         ---------------------------------------

                                   ----------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

            Pre-Effective Amendment No.

            Post-Effective Amendment No. 36                                  [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT                                  [X]
  COMPANY ACT OF 1940

            Amendment No. 37                                                 [X]

                                 HIGHMARK FUNDS
               (Exact Name of Registrant as Specified in Charter)

                            Oaks, Pennsylvania 19456
                            ------------------------
                    (Address of principal executive offices)

                                 (800) 433-6884
                                 --------------
              (Registrant's telephone number, including area code)

                     Name and address of agent for service:
                     --------------------------------------
                              John M. Loder, Esq.
                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box)

[ ]         immediately upon filing pursuant to paragraph (b), or

[ ]         on [date] pursuant to paragraph (b)

[ ]         60 days after filing pursuant to paragraph (a)(i)

[ ]         on [date] pursuant to paragraph (a)(i)

[ ]         75 days after filing pursuant to paragraph (a)(ii)

[ ]         on September 23, 2002 pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for post-effective amendment No. __ filed on [date].

            Pursuant to Rule 24f-2(a) under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to the Registrant's fiscal year ended July 31, 1998 on October 26, 1998.

                    PRELIMINARY PROSPECTUS DATED JUNE 28, 2002


                                 HIGHMARK FUNDS

                    NATIONAL INTERMEDIATE TAX-FREE BOND FUND

                                   PROSPECTUS

                                FIDUCIARY SHARES



                               SEPTEMBER __, 2002

         The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.



A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. Information contained herein is subject to completion or amendment. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

HOW TO READ THIS PROSPECTUS

         HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios (Funds). The Funds have various investment goals and strategies. This prospectus gives you important information about the Fiduciary Shares of the HighMark National Intermediate Tax-Free Bond Fund that you should know before investing. The Fund also offers Class A and Class B Shares in a separate prospectus.

         Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Fund.

FUND PROFILE

National Intermediate Tax-Free Bond Fund........................................

SHAREOWNER GUIDE -- HOW TO INVEST IN THE FUND

Choosing a Share Class .........................................................
Opening an Account .............................................................
Buying Shares ..................................................................
Selling Shares..................................................................
Exchanging Shares...............................................................
Transaction Policies............................................................
Dividends and Distributions.....................................................
Taxes...........................................................................
Investor Services...............................................................

MORE ABOUT THE FUND

Investment Management...........................................................
Financial Highlights............................................................
Investment Practices............................................................
Glossary of Investment Risks....................................................

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

         The HighMark National Intermediate Tax-Free Bond Fund is a mutual fund. A mutual fund pools Shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at the Fund, you should know a few basics about investing in mutual funds.

         The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE HIGHMARK NATIONAL INTERMEDIATE TAX-FREE BOND FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

         The Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

         The portfolio manager invests the Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her method of investment selection, may cause the Fund to underperform other funds with similar objectives.

FUND SUMMARY                                           PERFORMANCE INFORMATION

INVESTMENT STRATEGY                                    DID YOU KNOW?

 WHAT ARE THE MAIN                                     FUND INFORMATION
 RISKS OF INVESTING IN THE FUND?
                                                       FEES AND EXPENSES

HIGHMARK FIXED-INCOME FUNDS
NATIONAL INTERMEDIATE TAX-FREE BOND FUND

FUND SUMMARY

Investment Goal                             To seek to provide high current
                                            income that is exempt from federal
                                            income tax

Investment Focus                            Municipal securities

Principal Investment Strategy               Invests primarily in municipal
                                            securities providing an
                                            average intermediate maturity

Share Price Volatility                      Low to Moderate

Investor Profile                            Investors seeking income exempt from
                                            federal income tax

INVESTMENT STRATEGY

         HighMark National Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal income taxes. To pursue this goal, the Fund invests primarily in municipal bonds and notes of states, territories and possessions of the United States that are exempt from federal income tax.

         Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

         Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

         The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

         In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

-        The potential direction of interest rate changes.
-        Their expectations for the U.S. economy in general.

-        The credit rating and stability of the issuers.

         The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets. In addition, the Fund may invest in Shares of money market funds and other investments companies that have similar investment objectives.

         For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page __.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

         Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"- or repay- higher-yielding bond before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

         If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

         For more information about these risks, please see "Glossary of Investment Risks" on page ___.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund's Fiduciary Shares from year to year.(+)(1)



                              YEAR                            RETURN
                              1992                             6.42%
                              1993                             9.25%
                              1994                            -3.93%
                              1995                             12.44%
                              1996                             2.81%
                              1997                             6.61%
                              1998                             5.01%
                              1999                            -1.31%
                              2000                             7.67%
                              2001                             4.70%


                               BEST QUARTER             WORST QUARTER
                                  5.03%                   -4.51%
                                (3/31/95)               (3/31/94)

(+) The performance information above is based on a calendar year. The Fund's total return from 1/1/2002 to 3/31/2002 was 0.50%.

This table compares the Fund's average annual total returns for periods ending 12/31/01 to those of the Lehman Brothers 7 Year Municipal Bond Index.

                                                                                    SINCE
                             1 YEAR              5 YEARS          10 YEARS          INCEPTION
NATIONAL INTERMEDIATE
TAX-FREE BOND FUND(1)
  Fiduciary Shares
                             4.70%               4.49%            4.87%             5.49%*
LEHMAN BROTHERS 7 YEAR
MUNICIPAL BOND INDEX(2)
                             5.20%               5.56%            6.13%             **

(1) Performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on ______, 2002. The National Intermediate Tax-Free Bond Fund commenced operations as of the date of this prospectus subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the fees and expenses associated with the Fiduciary Shares of the Fund. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered, its returns may have been lower.
2 The unmanaged Lehman Brothers 7 Year Municipal Bond Index generally comprises intermediate-term, investment grade tax-exempt bonds with maturities between 6 and 8 years. *Since 2/17/89. **Index did not exist.

DID YOU KNOW?

         One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things. Additionally, the Fund will invest at least 80% of its assets in investment-grade bonds.

INVESTMENT-GRADE BONDS are generally those whose issuers are considered to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.

FUND INFORMATION

         CLASS             CUSIP    TICKER

         Fiduciary                    NA


FEES AND EXPENSES

         The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you bought or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees

                                                                                                FIDUCIARY
                                                                                                 SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)             0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                             0%

ANNUAL FUND OPERATING EXPENSES
                                                                                                FIDUCIARY
                                                                                                   SHARES
Investment Advisory Fees                                                                        0.50%
Distribution (12b-1) Fees                                                                       0.00%
Other Expenses**                                                                                0.51%

     TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.01%
Fee Waiver                                                                                      0.71%
     NET EXPENSES+                                                                              0.30%

*Does not include any wire transfer fees, if applicable.
**Other expenses are based on estimated amounts for the current fiscal year. +The Fund's Adviser has agreed to contractually waive fees in order to keep total operating expenses for Fiduciary Shares from exceeding 0.30% for the period beginning August 31, 2002 and ending on November 29, 2002. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

     Fiduciary Shares: 0.28%

Example

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                            1 YEAR            3 YEARS

         Fiduciary Shares                   $85               $304

SHAREOWNER GUIDE -
HOW TO INVEST IN THE HIGHMARK FUNDS

         Before you invest, we encourage you to carefully read the Fund profile included in this prospectus and consider if the Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

CHOOSING A SHARE CLASS

         The National Intermediate Tax-Free Bond Fund currently offers different classes of Fund Shares, each of which has different expenses and other characteristics. Only one class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of the Fund's Fiduciary Shares.

FIDUCIARY SHARES

-    No sales charge.

-    No Distribution (12b-1) fees.

-    Available only to the following investors and accounts:

     - Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A., or its affiliates;

     - Non-fiduciary IRA accounts investing in a HighMark Equity or Fixed Income Fund that were established with The Bank of California, N.A., prior to June 20, 1994, and have remained open since then;

     - Investors who currently own Shares of a HighMark Equity or Fixed Income Fund that they purchased prior to June 20, 1994 within an account registered in their name with the Funds;

     - Current and retired trustees of the HighMark Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., of HighMark Funds' current or former distributors or of their respective affiliated companies who currently own Shares of HighMark Funds that they purchased before April 30, 1997;

     - Registered investment advisers who are regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary

          Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee;

     -    Retirement and other benefit plans sponsored by governmental entities;
          and

     - Financial Institutions that may buy Shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $1,000,000 per Fund.

For the estimated expenses of the Fiduciary Shares for the current fiscal year, see the Fund profile earlier in this prospectus. Call us at 1-800-433-6884 for more details.

The Fund also offers Class A and Class B Shares (collectively "Retail Shares"). each of these Classes has its own expense structure. Retail Shares are available to non-fiduciary clients of Union Bank of California, N.A., who are not otherwise eligible for Fiduciary Shares. call us at 1-800-433-6884 for more details.

OPENING AN ACCOUNT

1.       Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for the Fund are as follows:

-        INITIAL PURCHASE:          $1,000
                                    $250 for current and retired trustees of HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, N.A., SEI Investments
                                    Distribution Co. and their affiliates.

-        ADDITIONAL PURCHASES:      $100

We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call the Distributor at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

We reserve the right to reject a purchase order if the Distributor or the Adviser determines that it is not in the best interest of HighMark Funds or its Shareholders.

BUYING SHARES

Through Financial Institutions

- Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Exchange

- Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

SELLING SHARES

Through Financial Institutions

- Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

By Exchange

- Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

- Call us or contact your financial representative to request an exchange.

TRANSFER AGENT ADDRESS:
HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

Or contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-        you are selling more than $5,000 worth of Shares.

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a signature guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

REDEMPTION IN KIND. The Funds reserve the right to make payment on redemptions in securities rather than cash.

INVOLUNTARY SALES OF YOUR SHARES. Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in the Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in the Fund and then sell Shares within a fairly short period of time. Before the Fund will exercise its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your balance up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES. You may exchange Fiduciary Shares of the Fund for Fiduciary Shares of another HighMark Fund (the "new Fund"), provided that you:

-        Are qualified to invest in the new Fund.

-        Satisfy the initial and additional investment minimums for the new
         Fund.

- Invest in the same Share class in the new Fund as you did in the previous Fund.

- Maintain the minimum account balance for each HighMark Fund in which you invest.

         Your cost for buying Shares in the new Fund is based on the relative net asset values of the Shares you are exchanging. You may also exchange your Fiduciary Shares of a Fund for Class A, Class B or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new Fund is based on the relative net asset value of the Shares you are exchanging plus any applicable sales charge.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value is calculated according to the following formula:

            (Total mkt. value of the Fund's investments and other assets - any Fund liabilities)

(divided by)  Total number of the Fund's Shares outstanding

         =  Fund's net asset value

         We determine the net asset value (NAV) of the Fund as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time), every business day, based on the current market price of the Fund's securities. If that is not available, we value its securities by using a method that the Fund's Board of Trustees believes accurately reflects fair value. For further information about how we determine the value of the Fund's investments, see the Statement of Additional Information.

BUY AND SELL PRICES. When you buy Shares, the number of Shares you receive is based on the net asset value next determined after we receive your order. When you sell Shares, the amount of your proceeds are based on the net asset value next determined after we receive your order.

EXECUTION OF ORDERS. You may buy and sell Shares of the Fund on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day").

- Purchasing Shares By Mail: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

- Purchasing Shares By Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest to the transfer agent prior to 1:00 p.m. PT (4:00 p.m. ET). If the transfer agent does not receive the money you plan to wire by this deadline, we will execute your order the following business day or whenever we have received your order and/or payment.

- Selling Shares: To sell Shares on any one business day, you must place your redemption order before 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order the following business day.

DIVIDENDS AND DISTRIBUTIONS

         As a mutual fund Shareholder, you may receive capital gains and/or income from your investment. The Fund declares and pays income dividends monthly. The Fund distributes any net capital gains it has realized at least once a year.

         We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund unless you notify our Transfer Agent that you want to receive your distributions in cash. To do so, send a letter with your request, including your name and account number to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

         Your mutual fund investments may have a considerable impact on your tax situation. We've summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. In addition, if you are not a resident of the United States, you may have to pay taxes besides those described here, such as U.S. withholding and estate taxes.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

         We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the Statement of Additional Information.

TAXATION OF SHAREHOLDER TRANSACTIONS

         An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of Fund shares, any gain on the transaction will be subject to federal income tax.

TAXES ON FUND DISTRIBUTIONS

- FEDERAL TAXES: The IRS treats any dividends and short-term capital gains you receive from the Funds as ordinary income.

- STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from the Fund.

- TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from the Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.

- "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

- REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.

- SPECIAL CONSIDERATIONS: The Fund's portfolio managers expect that virtually all of the income the Fund generates will be exempt from federal personal income taxes. If, however, you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine whether investing in the Fund could increase federal taxation of such benefits. In addition, some of the income you receive from the Fund may be included in the computation of federal alternative minimum tax.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the Fund through automatic deductions from your checking account. The monthly minimum per Fund is $100.* AIP is available only to current Shareholders who wish to make additional investments to their existing account(s). To participate in AIP, complete the appropriate section on your Account Application form.

*There is a $50 monthly minimum for current or retired trustees of the HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark's AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): SWP allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

-        Have at least $5,000 in your HighMark Fund(s) account.

-        Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

         If your automatic withdrawals through SWP exceed the income your Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per Share of your Fund(s) may also deplete your principal.

         To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a signature guarantee).

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

         HighMark Capital Management, Inc., serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. For these services, HighMark Capital Management receives a fee from the Fund, paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets.

         HighMark Capital Management is a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California, N.A. UnionBanCal Corporation is a publicly held corporation which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of September 30, 2001, UnionBanCal Corporation and its subsidiaries had approximately $35.2 billion in consolidated assets. As of the same date, HighMark Capital Management had over $19.4 billion in assets under management. HighMark

Capital Management (and its predecessors), with a team of approximately 50 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

PORTFOLIO MANAGER

         All investment decisions for the Fund are made by a team of investment professionals, all of whom take an active part in the decision making process.

FINANCIAL HIGHLIGHTS

         Financial information for the Fiduciary Shares of the Fund is not presented because Shares of the Fund were not offered prior to the date of this Prospectus.

INVESTMENT PRACTICES

         The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for more details about the securities in which the Fund may invest.

INSTRUMENT                                                                               RISK TYPE
ASSET-BACKED SECURITIES:  Securities backed by company receivables,                      Pre-payment
home equity loans, truck and auto loans, leases, credit card                             Market
receivables and other securities backed by other types of                                Credit
receivables or assets.                                                                   Regulatory

BONDS:  Interest - bearing or discounted government or corporate                         Market
securities that obligate the issuer to pay the bondholder a                              Credit
specified sum on money, usually at specific intervals, and to repay the principal amount of the loan at maturity.

COMMERCIAL PAPER: Secured and unsecured short-term promissory notes                      Credit
issued by corporations and other entities.  Their maturities                             Liquidity
generally vary from a few days to nine months.                                           Market

DEMAND NOTES: Securities that are subject to puts and standby                            Market
commitments to purchase the securities at a fixed price (usually                         Liquidity
with accrued interest) within a fixed period of time following                           Management
demand by the Fund.

DERIVATIVES: Instruments whose value is derived from an underlying                       Management
contract, index or security, or any combination thereof, including                       Market
futures, options (e.g.,                                                                  Credit


INSTRUMENT                                                                               RISK TYPE
puts and calls), options on futures, swap agreements and some                            Liquidity
mortgage-backed securities.                                                              Leverage
                                                                                         Hedging

FUTURES AND RELATED OPTIONS: A contract providing for the future                         Management
sale and purchase of a specific amount of a specific security, class                     Market
of securities or index at a specified time in the future and at a                        Credit
specified price.  The Fund may invest in futures and options on                          Liquidity
futures for the purpose of achieving its objective and for adjusting                     Leverage
its portfolio's duration. The Fund will limit its obligations under futures contracts and related options to no more than 10% of its assets.

HIGH-YIELD/HIGH-RISK/BONDS: Bonds rated below investment grade by                        Credit
the primary rating agencies (e.g., BB or lower by Standard & Poor's                      Market
and Ba or lower by Moody's).  These securities are considered                            Liquidity
speculative and involve greater risk of loss than investment grade bonds.  Also called "lower rated bonds," "noninvestment grade bonds"
and "junk bonds."

ILLIQUID SECURITIES: Securities that ordinarily cannot be sold                           Liquidity
within seven business days at the value the Fund has estimated for                       Market
them. The Fund may invest up to 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SECURITIES: Shares of registered investment                           Market
companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its
sub-advisers, or any of their affiliates, serves as investment adviser, administrator or distributor. The Fund may invest up to 5%
of its assets in the Shares of any one registered investment company. The Fund may not, however, own more than 3% of the
securities of any one registered investment company or invest more than 10% of its assets in the Shares of other registered investment companies. As a Shareholder of an investment company, the Fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own adviser.

INVESTMENT GRADE SECURITIES: Securities rated BBB or higher by                           Market
Standard & Poor's; Baa or better by Moody's; similarly rated by                          Credit
other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by the Adviser.

MONEY MARKET INSTRUMENTS: Investment grade, U.S.                                        Market

INSTRUMENT                                                                              RISK TYPE

dollar-denominated debt securities with remaining maturities of one year or              Credit
less. These may include short-term U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

MORTGAGE-BACKED SECURITIES: Bonds backed by real estate loans and                        Prepayment
pools of loans.  These include collateralized mortgage obligations                       Market
(CMOs) and real estate mortgage investment conduits (REMICs).                            Credit
                                                                                         Regulatory

MUNICIPAL FORWARDS: Forward commitments to purchase tax-exempt bonds                     Market
with a specific coupon to be delivered by an issuer at a future date                     Leverage
(typically more than 45 days but less than one year).  Municipal                         Liquidity
forwards, normally used as a refunding mechanism for bonds that may                      Credit
be redeemed only on a designated future date.  If the Fund makes use of municipal forwards, it will maintain liquid, high-grade
securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.

MUNICIPAL SECURITIES: Securities issued by a state or political                          Market
subdivision to obtain funds for various public purposes.  Municipal                      Credit
securities include private activity bonds and industrial development                     Political
bonds, as well as general obligation bonds, tax anticipation notes,                      Tax
bond anticipation notes, revenue anticipation notes, project notes,                      Regulatory
other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds: General-obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues which are secured by taxes on specific real estate parcels; hospital revenue; and industrial development bonds that are secured by the

INSTRUMENT                                                                               RISK TYPE
financial resources of aprivate company.

OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued by                              Credit
supranational agencies that are chartered to promote economic                            Foreign
development and are supported by various governments and government                      Investment
agencies

PARTICIPATION INTERESTS: Interests in municipal securities from                          Market
financial institutions such as commercial and investment bans,                           Liquidity
savings and loan associations and insurance companies.  These                            Credit
interests are usually structured as some form of indirect ownership                      Tax
that allows the Fund to treat the income from the investment as exempt from federal income tax.  The Fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.

REPURCHASE AGREEMENTS: The purchase of a security and the                                Market
simultaneous commitment to return the security to the seller at an                       Leverage
agreed upon price on an agreed upon date. This is treated as a loan.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the                            Market
simultaneous commitment to buy the security back at an agreed upon                       Leverage
price on an agreed upon date. This is treated as a borrowing by the
Fund.

RESTRICTED SECURITIES: Securities not registered under the                               Liquidity
Securities Act of 1933, such as privately placed commercial paper                        Market
and Rule 144A securities.

SECURITIES LENDING: The lending of up to 30% of the Fund's total                         Market
assets. In return the Fund will receive cash, other securities                           Leverage
and/or letters of credit.                                                                Liquidity
                                                                                         Credit

SWAP AGREEMENTS: A transaction where one security or characteristic                      Management
of a security is swapped for another.  An example is when one party                      Market
trades newly issued stock for existing bonds with another party.                         Credit
                                                                                         Liquidity
                                                                                         Leverage

TAX-EXEMPT COMMERCIAL PAPER: Commercial paper issued by governments                      Credit
and political sub-divisions.                                                             Liquidity
                                                                                         Market
                                                                                         Tax

TREASURY RECEIPTS: Treasury receipts, Treasury investment growth                         Liquidity
receipts and certificates of accrual of Treasury securities.                             Credit

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and                     Market
instrumentalities of the U.S.                                                            Credit

INSTRUMENT                                                                               RISK TYPE
government.  These include Ginnie Mae, Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded                        Market
registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest                        Credit
rates that are reset daily, weekly, quarterly or on some other                           Liquidity
schedule.  Such instruments may be payable to a Fund on demand.                          Market

WARRANTS: Securities that give the holder the right to buy a                             Market
proportionate amount of common stock at a specified price.  Warrants                     Credit
are typically issued with preferred stock and bonds.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: A purchase of, or                        Market
contract to purchase, securities at a fixed price for delivery at a                      Leverage
future date. The portfolio managers of the Fund expect that                              Liquidity
commitments to enter into forward commitments or purchase                                Credit
when-issued securities will not exceed 25% of the Fund's total assets.

YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar denominated                       Market
bonds issued by foreign corporations or governments.  Sovereign                          Credit
bonds are those issued by the government of a foreign country.
Supranational bonds are those issued by supranational entities, such as the
World Bank and European Investment Bank. Canadian bonds are those issued by
Canadian provinces.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of debt that pay no                  Credit
interest, but are issued at a discount from their value at maturity. When                Market
held to maturity, their entire return equals the difference between                      Zero Coupon
their issue price and their maturity value.


GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in the Fund?" in the Fund profile. Because of these risks, the value of the Fund's holdings may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

HEDGING RISK. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that the Fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that the Fund's hedging transactions will be effective.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of the Fund.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, especially if it occurs rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rate typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that a security's principal will be repaid at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call" - or repay - a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

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                                                                            -24-

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                                                                            -25-

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                                                                            -26-

HIGHMARK FUNDS
445 South Figueroa Street, Suite 306
Los Angeles, CA 90071

www.highmarkfunds.com

HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER
HighMark Capital Management, Inc.
475 Sansome Street
San Francisco, CA 94104

CUSTODIAN
Union Bank Of California, N.A.
475 Sansome Street
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Investments Mutual Funds Services
SEI Investments Distribution Co.
1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Ropes & Gray
1301 K Street, N.W., Suite 800 East
Washington, DC 20005

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105-2230

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE:  call 1-800-433-6884

BY MAIL: write to us at
SEI Investments Distribution Co.,
1 Freedom Valley Drive
Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, the Annual and Semi-Annual Reports, and other information about the HighMark Funds, from the EDGAR database on the SEC's Web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-6009.

HighMark Funds' Investment Company Act registration number is 811-05059.


HMC-PS-006-01

                                 HIGHMARK FUNDS

                    NATIONAL INTERMEDIATE TAX-FREE BOND FUND

                                   PROSPECTUS

                                  RETAIL SHARES


                               SEPTEMBER __, 2002

      The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

HOW TO READ THIS PROSPECTUS

      HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios (Funds). The Funds have various investment goals and strategies. This prospectus gives you important information about the Class A and Class B Shares of the HighMark National Intermediate Tax-Free Bond Fund that you should know before investing. The Fund also offers a class of Shares called Fiduciary Shares, which are offered in a separate prospectus.

      Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Fund.

FUND PROFILE

National Intermediate Tax-Free Bond Fund....................

SHAREOWNER GUIDE -- HOW TO INVEST IN THE FUND

Choosing a Share Class......................................
How Sales Charges Are Calculated............................
Sales Charge Reductions and Waivers.........................
Fees for Distribution of Shares.............................
Opening an Account..........................................
Buying Shares...............................................
Selling Shares..............................................
Exchanging Shares...........................................
Transaction Policies........................................
Dividends and Distributions.................................
Taxes.......................................................
Investor Services...........................................

MORE ABOUT THE FUND

Investment Management.......................................
Financial Highlights........................................
Investment Practices........................................
Glossary of Investment Risks................................

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

      The HighMark National Intermediate Tax-Free Bond Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at the Fund, you should know a few basics about investing in mutual funds.

      The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE HIGHMARK NATIONAL INTERMEDIATE TAX-FREE BOND FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

      The Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

      The portfolio manager invests the Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause the Fund to underperform other funds with similar objectives.

FUND SUMMARY                        PERFORMANCE INFORMATION

INVESTMENT STRATEGY                 DID YOU KNOW?

WHAT ARE THE MAIN RISKS             FUND INFORMATION
OF INVESTING IN THIS FUND?
                                    FEES AND EXPENSES

HIGHMARK FIXED-INCOME FUNDS
NATIONAL INTERMEDIATE TAX-FREE BOND FUND

FUND SUMMARY

Investment Goal                     To seek to provide high current income that
                                    is exempt from federal income tax

Investment Focus                    Municipal securities

Principal Investment Strategy       Invests primarily in municipal securities
                                    providing an average intermediate maturity

Share Price Volatility              Low to Moderate

Investor Profile                    Investors seeking income exempt from
                                    federal income tax

INVESTMENT STRATEGY

      HighMark National Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal income taxes. To pursue this goal, the Fund invests primarily in municipal bonds and notes of states, territories and possessions of the United States that are exempt from federal income tax.

      Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

      Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

      The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

      In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

      -     The potential direction of interest rate changes.

      -     Their expectations for the U.S. economy in general.

      -     The credit rating and stability of the issuers.

      The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets. In addition, the Fund may invest in Shares of money market funds and other investments companies that have similar investment objectives.

      For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page __.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

      Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"- or repay- higher-yielding bond before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

      If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

      For more information about these risks, please see "Glossary of Investment Risks" on page __.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. If sales charges had been reflected, the Fund's returns would be less than those shown below.+,(1)

                  YEAR                  RETURN
                  ----                  ------
                  1992                   6.12%
                  1993                   8.98%
                  1994                  -4.14%
                  1995                  12.11%
                  1996                   2.66%
                  1997                   6.21%
                  1998                   4.80%
                  1999                  -1.57%
                  2000                   7.40%
                  2001                   4.49%

                    Best Quarter          Worst Quarter
                       4.98%                 -4.58%
                       -----                 ------
                     (3/31/95)              (3/31/94)

+ The performance information above is based on a calendar year. The Fund's total return from 1/1/2002 to 3/31/2002 was 0.48%.

This table compares the Fund's average annual total returns for periods ending 12/31/01, to those of the Lehman Brothers 7 Year Municipal Bond Index.

                                                                       SINCE
                                  1 YEAR      5 YEARS     10 YEARS     INCEPTION
                                  ------      -------     --------     ---------
NATIONAL INTERMEDIATE TAX-FREE
BOND FUND(1)

  Class A Shares (with 3.25%        1.11%       3.52%       4.26%      4.96%*
Sales Charge)

  Class B Shares (with             -1.07%       3.38%       4.08%      4.70%*
applicable Contingent Deferred
Sales Charge)

LEHMAN BROTHERS 7 YEAR              5.20%       5.56%       6.13%           **
MUNICIPAL BOND INDEX(2)

(1) Performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on ______, 2002. The National Intermediate Tax-Free Bond Fund commenced operations as of the date of this prospectus subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of each class of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the fees and expenses associated with the applicable class of the Fund. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered, its returns may have been lower.

(2) The unmanaged Lehman Brothers 7 Year Municipal Bond Index generally comprises intermediate term, investment grade tax-exempt bonds with maturities between 6 and 8 years.

* Since 2/17/89.

** Index did not exist.

FUND INFORMATION

CLASS             CUSIP             TICKER
-----             -----             ------
Class A                             NA
Class B                             NA

DID YOU KNOW?

      One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things. Additionally, the Fund will invest at least 80% of its assets in investment-grade bonds.

INVESTMENT-GRADE BONDS are generally those whose issuers are considered to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.

FEES AND EXPENSES

      The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees

                                                                                 CLASS A  CLASS B
                                                                                  SHARES  SHARES
Maximum Sales Charge (Load) Imposed on Purchase
  (as a percentage of offering price)*                                             3.25%      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**           0%   5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                 0%      0%

ANNUAL FUND OPERATING EXPENSES

                                               CLASS A  CLASS B
                                                SHARES  SHARES
Investment Advisory Fees                         0.50%   0.50%
Distribution (12b-1) Fees                        0.25%   0.75%
Other Expenses+                                  0.51%   0.51%

   TOTAL ANNUAL FUND OPERATING EXPENSES          1.26%   1.76%
Fee Waivers                                      0.96%   0.46%
   NET EXPENSES++                                0.30%   1.30%

* This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated." **If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%.

See "How Sales Charges Are Calculated."

*** Does not include any wire transfer fees, if applicable.

+ Other expenses are based on estimated amounts for the current fiscal year.

++ The Fund's Adviser has agreed to contractually waive fees in order to keep total operating expenses for Class A and Class B Shares from exceeding 0.30% and 1.30% respectively, for the period beginning August 31, 2002 and ending on November 29, 2002. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Class A Shares:   0.28%
      Class B Shares:   1.28%

Example

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

      Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR             3 YEARS
CLASS A SHARES                                            $104               $376

CLASS B SHARES

If you do not sell your shares:                           $167               $543
If you sell your shares at the end of the period:         $667               $843

SHAREOWNER GUIDE -
HOW TO INVEST IN THE HIGHMARK FUNDS

      Before you invest, we encourage you to carefully read the Fund profile included in this prospectus and consider if the Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

CHOOSING A SHARE CLASS

      The National Intermediate Tax-Free Bond Fund offers different classes of Fund Shares, each of which has different expenses and other characteristics. Two classes of Fund Shares -- Classes A and B -- are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between the Fund's Class A and Class B Shares:

CLASS A

-     Front-end sales charges, as described below.

-     Distribution and service (12b-1) fees of 0.25%.

- Because Class A Shares will normally be the better choice if your investment qualifies for a reduced sales charge:

      - Orders for Class B Shares for $250,000 or more normally should be placed as orders for Class A Shares.

      - Orders for Class B Shares by an investor eligible to purchase Class A Shares without a front-end sales charge normally should be placed as orders for Class A Shares.

CLASS B

-     No front-end sales charge.

-     Distribution and service (12b-1) fees of 0.75%.

-     A deferred sales charge, as described below.

- Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

For the estimated expenses of each share class for the current fiscal year, see the Fund profile earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, Class B shareholders could end up paying more expenses over the long term than if they had paid a sales charge on their initial investment.

FOR INSTITUTIONAL INVESTORS ONLY: the Fund also offers Fiduciary Class Shares which has its own expense structure. Fiduciary Class Shares are available only to financial institutions, fiduciary clients of Union Bank of California, N.A., and certain other qualified investors. call us at 1-800-433-6884 for more details.

For purchases of $1 million or greater, the sales charge for Class A Shares is waived. as a result, if you are making an initial investment of $1 million or more, the lower operating expenses of Class A shares may make them a better choice for you than Class B Shares.

\HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES: FRONT-END SALES CHARGE

                                  AS A                     AS A
                              PERCENTAGE OF            PERCENTAGE OF
YOUR INVESTMENT              OFFERING PRICE           OFFERING PRICE
0 - $99,999                       3.25%                    3.36%
$100,000 - $249,999               2.75%                    2.83%
$250,000 - $499,999               2.25%                    2.30%
$500,000 - $999,999               1.75%                    1.78%
$1,000,000 and Over               0.00%*                   0.00%

* If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%.

CLASS B SHARES: CONTINGENT DEFERRED SALES CHARGE

      Class B Shares are available at their net asset value per share, without any initial sales charge. If you sell Class B Shares within six years of buying them, you must pay what is known as a "contingent deferred sales charge" (CDSC). As the tables below show, the CDSC declines over time and is based on either the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends or capital gains distributions.

THE CDSC ARE AS FOLLOWS:

CLASS B SHARES

If sold within      CDSC on Shares being sold
1st year                    5.00%
2nd year                    4.00%
3rd or 4th year             3.00%
5th year                    2.00%
6th year                    1.00%
7th and 8th year               0%

      Class B Shares will automatically convert to Class A Shares after eight years.

      In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.

REPURCHASE OF CLASS A SHARES

      You may purchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire Shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, we must receive your purchase order within 30 days of your redemption. In addition, you must notify us when you send in your purchase order that you are repurchasing shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES. You can combine multiple purchases of Class A Shares in several ways to qualify for reduced sales charges. Notify us at the time of your purchase if you believe you qualify for a reduced sales charge for any of the following reasons:

- Right Of Accumulation Privilege: You may combine the value of Class A Shares you are presently buying with the current value of any Class A Shares you bought previously for: (1) your account; (2) your spouse's account; (3) a joint account with your spouse; or (4) your minor children's trust or custodial accounts. A fiduciary who is purchasing Shares for the same fiduciary account, trust or estate may also use this right of accumulation.

- Combination Privilege: You may combine your investment in Class A Shares of several HighMark Funds sold subject to a comparable sales charge to qualify for the reduced sales charge.

- Letter Of Intent: If you plan to invest in Class A Shares of a HighMark Fund and, within a 13-month period, make additional investments in Class A Shares of that Fund or another HighMark Fund, you may be able to receive a reduced sales charge on your cumulative investment. To take advantage of this privilege, you must start with a minimum initial investment of 5% of the total amount and inform us in writing within 90 days of your initial purchase. Be sure to notify us again when you make additional investments in another HighMark Fund.

REDUCTIONS FOR QUALIFIED GROUP(S). If you are investing with, or on behalf of, a group, your combined purchases of Class A Shares may be eligible for a reduced sales charge through the accumulation and combination privileges described above. Each investor will retain an individual account.

Contact your financial representative or the Distributor to find out how to qualify, or consult the Statement of Additional Information (see the back cover of this prospectus for contact information).

FRONT-END SALES CHARGE WAIVERS: The front-end sales charge will be waived on Class A Shares bought:

(1)   Through reinvestment of dividend and capital gain distributions.

(2) By investment companies advised by HighMark Capital Management, Inc., Union Bank of California, N.A., or their affiliates; or distributed by SEI Investments Distribution Co. or their affiliates placing orders on each entity's behalf.

(3)   By state and local governments.

(4) By individuals rolling over distributions received from employee benefit trust accounts administered by Union Bank of California into an individual retirement account administered by the Bank, or for which the Bank serves as trustee or custodian. Future purchases will be subject to the appropriate sales charge.


(5) By individuals investing the proceeds from a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank of California.

(6) By individuals investing proceeds received in connection with a distribution paid from a Union Bank of California trust or agency account.

(7) By investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Class A Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent.

(8) By individuals who purchase Shares with redemption proceeds (but only to the extent of such redemption proceeds) from another mutual fund (other than HighMark Funds) within 30 days of such redemption, provided that, the individuals paid a sales charge on the original Shares redeemed. If you believe you qualify for this exemption, you must notify us at the time you purchase Class A Shares and provide us with evidence such as a confirmation of your Share redemption.

(9) By brokers, dealers and agents (as well as their employees, spouses and children under the age of 21) who have a sales agreement with the Distributor and are purchasing Class A Shares for their own account.

(10) By individuals buying Class A Shares on behalf of a qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh).

(11) By current or retired trustees of HighMark Funds; by directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co. or their affiliated companies and of Sub-Advisers to the HighMark Funds.

(12) By investors receiving Class A Shares issued in plans of reorganization, such as mergers, asset acquisitions, and exchange offers, to which HighMark Funds is a party.

(13) By persons who bought Class A Shares without the assistance of an investment professional between May 15, 1998 and August 31, 1998. Such individuals may make future purchases of Class A Shares at no sales charge.

If you think you may be eligible for a sales charge waiver, contact the Distributor or consult the Statement of Additional Information (see the back cover of this prospectus). For categories 2 through 11 and 13 above, you must notify the Distributor at the time you buy the Shares that your purchase qualifies for a sales charge waiver.

CDSC WAIVERS: You may qualify for a CDSC waiver if:

-     you are selling Shares as part of a systematic withdrawal plan.

-     you are taking certain distributions from a retirement plan.

-     the shareholder has died or become disabled.

You must notify us that you are eligible for a waiver under these circumstances at the time you wish to sell Shares.

If you think you may be eligible for a CDSC waiver, contact your financial representative or the Distributor or consult the Statement of Additional Information (see the back cover of this prospectus for contact information).

FEES FOR DISTRIBUTION OF SHARES

      HighMark Funds has adopted 12b-1 plans with respect to Class A and Class B Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:

                     PERCENTAGE OF AVERAGE
SHARE CLASS            DAILY NET ASSETS
-----------            ----------------
Class A                     0.25%
Class B                     0.75%

      Because 12b-1 fees are paid on an ongoing basis, Class B shareholders could, over time, end up paying more in expenses than if they had paid a sales charge on their initial investment.

OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2.    Determine how much money you want to invest.

      The minimum investments for the Fund are as follows:

-     INITIAL PURCHASE:       $1,000

                              $250 for current and retired trustees of HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, N.A., SEI Investments Distribution Co. and their affiliates.

-     ADDITIONAL PURCHASES:   $100

We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call the Distributor at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

We reserve the right to reject a purchase order if the distributor or the Adviser determines that it is not in the best interest of HighMark funds or its Shareholders.

BUYING SHARES

By Check

OPENING AN ACCOUNT

-     Make out a check for the investment amount, payable to "HighMark Funds."

- Deliver the check and your completed application to your financial representative, or mail them to our transfer agent (see address below).

ADDING TO AN ACCOUNT

-     Make out a check for the investment amount, payable to "HighMark Funds."

- Include a note specifying the Fund name, your Share Class, your account number and the name(s) in which the account is registered.

- Deliver the check and your note to your financial representative, or mail them to our transfer agent (address below).

All purchases made by check should be in U.S. dollars.
Third party checks, credit card checks or cash will not be accepted.


By Exchange

OPENING AN ACCOUNT

- Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

ADDING TO AN ACCOUNT

- Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

By Wire

OPENING AN ACCOUNT

- Deliver your completed application to your financial representative, or mail it to the transfer agent (address below).

- Obtain your Fund account number by calling your financial representative or our transfer agent.

-     Instruct your bank to wire the amount of your investment to:
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of Share Class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

-     Call our transfer agent before wiring any funds.

-     Instruct your bank to wire the amount of your investment to:
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Through Financial Institutions

OPENING AN ACCOUNT

- Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

ADDING TO AN ACCOUNT

- Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

TRANSFER AGENT ADDRESS:
HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

Or contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

By Letter

DESIGNED FOR

-     Accounts of any type.

-     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

- Write a letter indicating the Fund name, your Share Class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

- Include all signatures and any guarantees that may be required (see next page).

-     Mail the materials to our transfer agent.

- We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

By Phone

DESIGNED FOR

-     Accounts of any type.

-     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

- To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 A.M. and 8:00 P.M. Eastern Time on most business days.

By Wire Or Electronic Funds Transfer (EFT)

DESIGNED FOR

- Requests by letter to sell at least $500 (accounts of any type). - Requests by phone to sell at least $500 (accounts of any type).

TO SELL SOME OR ALL OF YOUR SHARES

- We will wire amounts of $500 or more on the next business day after we receive your request.

- Shares cannot be redeemed by wire on Federal holidays restricting wire transfers.

By Exchange

DESIGNED FOR

-     Accounts of any type.

-     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

- Obtain a current prospectus for the Fund into which you are exchanging by calling HighMark Funds or your financial representative.

- Call HighMark Funds or your financial representative to request an exchange.

Through Financial Institutions

DESIGNED FOR

-     Accounts set up through financial institutions.

TO SELL SOME OR ALL OF YOUR SHARES

- Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

TRANSFER AGENT ADDRESS:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

Or contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-     you are selling more than $5,000 worth of Shares.

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a signature guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

REDEMPTION IN KIND. The Funds reserve the right to make payment on redemptions in securities rather than cash.

INVOLUNTARY SALES OF YOUR SHARES. Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in the Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in the Fund and then sell Shares within a fairly short period of time. Before the Fund will exercise its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES. You may exchange Class A or Class B Shares of one HighMark Fund for those of another HighMark Fund (the "new Fund"), provided that you:

-     Are qualified to invest in the new Fund.

-     Satisfy the initial and additional investment minimums for the new Fund.

-     Invest in the same share class in the new Fund as you did in the previous
      Fund.

- Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new Fund is based on the relative net asset values of the Shares you are exchanging plus any applicable sales charge.

CLASS A SHARES. If you want to exchange Class A Shares of one HighMark Fund for those of another Fund that has a higher sales charge, you must pay the difference. The same is true if you want to exchange Class A Shares of a no-load HighMark Money Market Fund for those of another HighMark Fund with a sales charge. There is one exception: If you acquired Class A Shares of a HighMark Money Market Fund in an exchange out of Class A Shares of a non-money market HighMark Fund, you may, within a 12-month period, exchange your Class A Money Market Fund Shares for those of another HighMark Fund without paying any additional sales charge. To receive a reduced sales charge when exchanging into a Fund, you must notify us that you originally paid a sales charge and provide us with information confirming your qualification.

CLASS B SHARES. To calculate the Class B Shares' eight-year conversion period or contingent deferred sales charge payable upon redemption, we combine the period you held Class B Shares of the "old" Fund with the period you held Class B Shares of the "new" Fund.

TRANSACTION POLICIES

VALUATION OF SHARES. The Fund's net asset value is calculated according to the following formula:

      (Total mkt. value of the Fund's investments and other assets - any Fund liabilities)

      (divided by) Total number of the Fund's Shares outstanding

      =            Fund's net asset value

We determine the net asset value (NAV) of the Fund as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time), every business day, based on the current market price of the Fund's securities. If that is not available, we value securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value. Although we use the same method to determine the NAV of Class A and Class B Shares, the NAV of the Fund's Class B Shares may be lower than that of its Class A Shares because Class B Shares have higher distribution expenses. For further information about how we determine the value of the Funds' investments, see the Statement of Additional Information.

BUY AND SELL PRICES. When you buy Shares, you pay the net asset value next determined after we receive your order, plus any applicable sales charges. When you sell Shares, you receive the net asset value next determined after we receive your order, minus any applicable deferred sales charges.

EXECUTION OF ORDERS. You may buy and sell Shares of the HighMark Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day").

- Purchasing Shares By Mail: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

- Purchasing Shares By Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest to the transfer agent prior to 1:00 p.m. PT (4:00 p.m. ET). If the transfer agent does not receive the money you plan to wire by this deadline, we will execute your order the following business day or whenever we have received payment.

- Selling Shares: To sell Shares on any one business day, you must place your redemption order before 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order on the following business day.

DIVIDENDS AND DISTRIBUTIONS

      As a mutual fund Shareholder, you may receive capital gains and/or income from your investment. The Fund declares and pays income dividends monthly. The Fund distributes any net capital gains it has realized at least once a year. We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund unless you notify our Transfer Agent that you want to receive your distributions in cash. To do so, send a letter with your request, including your name and account number to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

      Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, a Fund's Class A Shares will pay higher dividends than Class B Shares, because Class B Shares have higher distribution fees.

TAXES

      Your mutual fund investments may have a considerable impact on your tax situation. We've summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. In addition, if you are not a resident of the United States, you may have to pay taxes besides those described here, such as U.S. withholding and estate taxes.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

      We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the Statement of Additional Information.

TAXATION OF SHAREHOLDER TRANSACTIONS

      An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of Fund shares, any gain on the transaction will be subject to federal income tax.

TAXES ON FUND DISTRIBUTIONS

- FEDERAL TAXES: The IRS treats any dividends and short-term capital gains you receive from the Funds as ordinary income.

- STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from the Fund.

- TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from the Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.

- "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

- REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.

- SPECIAL CONSIDERATIONS: The Fund's portfolio managers expect that virtually all of the income the Fund generates will be exempt from federal personal income taxes. If, however, you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine whether investing in the Fund could increase federal taxation of such benefits. In addition, some of the income you receive from the Fund may be included in the computation of federal alternative minimum tax.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN* (AIP): AIP allows you to make regular investments in the Fund through automatic deductions from your checking account. The monthly minimum per Fund is $100.** AIP is available only to current Shareholders who wish to make additional investments to their existing account(s). To participate in AIP, complete the appropriate section on your Account Application form.

* Any Shareholders who have established an Automatic Investment Plan on or before November 30, 1999, and have elected automatic deductions from their checking or savings accounts, may be eligible for a reduced sales charge. For further information about the reduced sales charge, see the Statement of Additional Information.

** There is a $50 monthly minimum for current or retired trustees of the HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark's AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): SWP allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

-     Have at least $5,000 in your HighMark Fund(s) account.

-     Have your dividends automatically reinvested.

Before You Sign Up for SWP, Please Note the Following Important Considerations:

      If your automatic withdrawals through SWP exceed the income your Fund normally pays, your withdrawals may, over time, deplete your original investment or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per share of your Fund may also contribute to the depletion of your principal.

Class A Shareholders should note the following: If you are currently making additional purchases of HighMark Shares that carry a sales load, or plan to do so, it generally would not be in your best interest to participate in SWP.

Class B Shareholders should also note the following: If you expect to withdraw more than 10% of your account's current value in any single year, it may not be in your best interest to participate in SWP because you will have to pay a contingent deferred sales charge on Class B withdrawals of this size.

      To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our transfer agent (which may require a signature guarantee).

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

      HighMark Capital Management, Inc., serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. For these services, HighMark Capital Management receives a fee from the Fund, paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets.

      HighMark Capital Management is a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California, N.A. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of September 30, 2001, UnionBanCal Corporation and its subsidiaries had approximately $35.2 billion in consolidated assets. As of the same date, HighMark Capital Management, had over $19.4 billion in assets under management. HighMark Capital Management (and its predecessors), with a team of approximately 50 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

PORTFOLIO MANAGERS

      All investment decisions for the Fund are made by a team of investment professionals, all of whom take an active part in the decision making process.

FINANCIAL HIGHLIGHTS

      Financial information for the Retail Shares of the Fund is not presented because Shares of the National Intermediate Tax-Free Bond Fund were not offered prior to the date of this Prospectus.

INVESTMENT PRACTICES

      The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for more details about the securities in which the Fund may invest.

INSTRUMENT                                                  RISK TYPE
----------                                                  ---------
ASSET-BACKED SECURITIES:  Securities backed by              Pre-payment
company receivables, home equity loans, truck               Market
and auto loans, leases, credit card                         Credit
receivables and other securities backed by                  Regulatory
other types of receivables or assets.

BONDS:  Interest -bearing or discounted                     Market
government or corporate securities that                     Credit
obligate the issuer to pay the bondholder a
specified sum on money, usually at specific
intervals, and to repay the principal amount
of the loan at maturity.

INSTRUMENT                                                  RISK TYPE
----------                                                  ---------
COMMERCIAL PAPER: Secured and unsecured                     Credit
short-term promissory notes issued by                       Liquidity
corporations and other entities.  Their                     Market
maturities generally vary from a few days to
nine months.

DEMAND NOTES: Securities that are subject to                Market
puts and standby commitments to purchase the                Liquidity
securities at a fixed price (usually with                   Management
accrued interest) within a fixed period of
time following demand by the Fund.

DERIVATIVES: Instruments whose value is                     Management
derived from an underlying contract, index or               Market
security, or any combination thereof,                       Credit
including futures, options (e.g., puts and                  Liquidity
calls), options on futures, swap agreements                 Leverage
and some mortgage-backed securities.                        Hedging

FUTURES AND RELATED OPTIONS: A contract                     Management
providing for the future sale and purchase of               Market
a specific amount of a specific security,                   Credit
class of securities or index at a specified                 Liquidity
time in the future and at a specified price.                Leverage
The Fund may invest in futures and options on
futures for the purpose of achieving its
objective and for adjusting its portfolio's
duration. The Fund will limit its obligations
under futures contracts and related options to
no more than 10% of its assets.

HIGH-YIELD/HIGH-RISK/BONDS: Bonds rated below               Credit
investment grade by the primary rating                      Market
agencies (e.g., BB or lower by Standard &                   Liquidity
Poor's and Ba or lower by Moody's).  These
securities are considered speculative and
involve greater risk of loss than investment
grade bonds.  Also called "lower rated bonds,"
"noninvestment grade bonds" and "junk bonds."

ILLIQUID SECURITIES: Securities that                        Liquidity
ordinarily cannot be sold within seven                      Market
business days at the value the Fund has
estimated for them. The Fund may invest up to
15% of its net assets in illiquid securities.

INVESTMENT COMPANY SECURITIES: Shares of                    Market
registered investment companies. These may
include HighMark Money Market Funds and other
registered investment companies for which
HighMark, its sub-advisers, or any of their
affiliates, serves as investment adviser,
administrator or distributor. The Fund may
invest up to 5% of its assets in the Shares of
any one registered investment company. The
Fund may not, however, own

INSTRUMENT                                                  RISK TYPE
----------                                                  ---------
more than 3% of the securities of any one
registered investment company or invest more
than 10% of its assets in the Shares of other
registered investment companies. As a Shareholder
of an investment company, the Fund will indirectly
bear investment management fees of that investment
company, which are in addition to the
management fees the Fund pays its own adviser.

INVESTMENT GRADE SECURITIES: Securities rated               Market
BBB or higher by Standard & Poor's; Baa or                  Credit
better by Moody's; similarly rated by other
nationally recognized rating organizations;
or, if not rated, determined to be of
comparably high quality by the Adviser.

MONEY MARKET INSTRUMENTS: Investment grade,                 Market
U.S. dollar-denominated debt securities with                Credit
remaining maturities of one year or less.
These may include short-term U.S. government
obligations, commercial paper and other
short-term corporate obligations, repurchase
agreements collateralized with U.S. government
securities, certificates of deposit, bankers'
acceptances, and other financial institution
obligations. These securities may carry fixed
or variable interest rates.

MORTGAGE-BACKED SECURITIES: Bonds backed by                 Prepayment
real estate loans and pools of loans.  These                Market
include collateralized mortgage obligations                 Credit
(CMOs) and real estate mortgage investment                  Regulatory
conduits (REMICs).

MUNICIPAL FORWARDS: Forward commitments to                  Market
purchase tax-exempt bonds with a specific                   Leverage
coupon to be delivered by an issuer at a                    Liquidity
future date (typically more than 45 days but                Credit
less than one year).  Municipal forwards
normally used as a refunding mechanism for
bonds that may be redeemed only on a
designated future date.  If the Fund makes use
of municipal forwards, it will maintain
liquid, high-grade securities in a segregated
account in an amount at least equal to the
purchase price of the municipal forward.

MUNICIPAL SECURITIES: Securities issued by a                Market
state or political subdivision to obtain funds              Credit
for various public purposes.  Municipal                     Political
securities include private activity bonds and               Tax
industrial development bonds, as well as                    Regulatory
general obligation bonds, tax anticipation
notes, bond anticipation notes, revenue
anticipation notes, project notes, other
short-term tax-exempt obligations, municipal
leases, and obligations of municipal housing
authorities (single family revenue bonds).

INSTRUMENT                                                  RISK TYPE
----------                                                  ---------
There are two general types of municipal bonds:
General-obligation bonds, which are secured by
the taxing power of the issuer (and, in California,
have the approval of voters) and revenue bonds,
which take many shapes and forms but are generally
backed by revenue from a specific project or tax.
These include, but are not limited to, certificates
of participation (COPs); utility and sales tax revenues;
tax increment or tax allocations; housing and special
tax, including assessment district and community
facilities district (Mello-Roos) issues which
are secured by taxes on specific real estate parcels;
hospital revenue; and industrial development bonds
that are secured by the financial resources of a
private company.

OBLIGATIONS OF SUPRANATIONAL AGENCIES:                      Credit
Securities issued by supranational agencies                 Foreign
that are chartered to promote economic                      Investment
development and are supported by various
governments and government agencies

PARTICIPATION INTERESTS: Interests in                       Market
municipal securities from financial                         Liquidity
institutions such as commercial and investment              Credit
bans, savings and loan associations and                     Tax
insurance companies.  These interests are
usually structured as some form of indirect
ownership that allows the Fund to treat the
income from the investment as exempt from
federal income tax.  The Fund invests in these
interests to obtain credit enhancement on
demand features that would be available
through direct ownership of the underlying
municipal securities.

REPURCHASE AGREEMENTS: The purchase of a                    Market
security and the simultaneous commitment to                 Leverage
return the security to the seller at an agreed
upon price on an agreed upon date. This is
treated as a loan.

REVERSE REPURCHASE AGREEMENTS: The sale of a                Market
security and the simultaneous commitment to                 Leverage
buy the security back at an agreed upon price
on an agreed upon date. This is treated as a
borrowing by the Fund.

RESTRICTED SECURITIES: Securities not                       Liquidity
registered under the Securities Act of 1933,                Market
such as privately placed commercial paper and
Rule 144A securities.

SECURITIES LENDING: The lending of up to 30%                Market
of the Fund's total assets. In return the Fund              Leverage
will receive cash, other securities and/or                  Liquidity
letters of credit.                                          Credit

INSTRUMENT                                                  RISK TYPE
----------                                                  ---------
SWAP AGREEMENTS: A transaction where one                    Management
security or characteristic of a security is                 Market
swapped for another.  An example is when one                Credit
party trades newly issued stock for existing                Liquidity
bonds with another party.                                   Leverage

TAX-EXEMPT COMMERCIAL PAPER: Commercial paper               Credit
issued by governments and political                         Liquidity
sub-divisions.                                              Market
                                                            Tax

TREASURY RECEIPTS: Treasury receipts, Treasury              Liquidity
investment growth receipts and certificates of              Credit
accrual of Treasury securities.

U.S. GOVERNMENT AGENCY SECURITIES: Securities               Market
issued by agencies and instrumentalities of                 Credit
the U.S. government.  These include Ginnie
Mae, Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes,                    Market
bonds, separately traded registered interest
and principal securities, and coupons under
bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS:                     Credit
Obligations with interest rates that are reset              Liquidity
daily, weekly, quarterly or on some other                   Market
schedule.  Such instruments may be payable to
a Fund on demand.

WARRANTS: Securities that give the holder the               Market
right to buy a proportionate amount of common               Credit
stock at a specified price.  Warrants are
typically issued with preferred stock and
bonds.

WHEN-ISSUED SECURITIES AND FORWARD                          Market
Commitments: A purchase of, or contract to                  Leverage
purchase, securities at a fixed price for                   Liquidity
delivery at a future date. The portfolio                    Credit
managers of the Fund expect that commitments
to enter into forward commitments or purchase
when-issued securities will not exceed 25% of
the Fund's total assets.

YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS:                  Market
U.S. dollar denominated bonds issued by                     Credit
foreign corporations or governments.
Sovereign bonds are those issued by the
government of a foreign country.
Supranational bonds are those issued
by supranational entities, such as the
World Bank and European Investment Bank.
Canadian bonds are those issued by Canadian
provinces.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other               Market
types of debt that pay no interest, but are issued          Credit
at a discount from their value at maturity. When held to    Zero
maturity, their entire return equals the difference         Coupon
between their issue price and their maturity value.

GLOSSARY OF INVESTMENT RISKS

      This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What are the main risks of investing in the Fund?" in the Fund profile. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

HEDGING RISK. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that the Fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that the Fund's hedging transactions will be effective.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of the Fund.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, especially if it occurs rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rate typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that a security's principal will be repaid at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call" - or repay - a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

HIGHMARK FUNDS
445 South Figueroa Street, Suite 306
Los Angeles, CA  90071

www.highmarkfunds.com

HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER
HighMark Capital Management, Inc.
475 Sansome Street
San Francisco, CA 94104

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Investments Mutual Funds Services
SEI Investments Distribution Co.
1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Ropes & Gray
1301 K Street, N.W., Suite 800 East
Washington, DC 20005

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105-2230

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL: write to us at
SEI Investments Distribution Co.
1 Freedom Valley Drive
Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, the Annual and Semi-Annual Reports, and other information about the HighMark Funds, from the EDGAR database on the SEC's Web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call
1-800-942-8090).

You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-6009.

HighMark Funds' Investment Company Act registration number is 811-05059.

                                 HIGHMARK FUNDS

                    NATIONAL INTERMEDIATE TAX-FREE BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 SEPTEMBER   , 2002

      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of the HighMark National Intermediate Tax-Free Bond Fund, which is dated September , 2002, (collectively, the "Prospectuses") and any of their supplements. This Statement of Additional Information is incorporated in its entirety into these Prospectuses. Copies of the Prospectuses may be obtained by writing the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456, or by telephoning toll free 1-800-433-6884. Capitalized terms used but not defined in this Statement of Additional Information have the same meanings as set forth in the Prospectuses.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHMARK FUNDS............................................................    1
INVESTMENT OBJECTIVES AND POLICIES........................................    1
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS...........................    2
 Debt Securities..........................................................    2
 Convertible Securities...................................................    2
 Asset-Backed Securities (non-mortgage)...................................    3
 Bank Instruments.........................................................    3
 Commercial Paper and Variable Amount Master Demand Notes.................    3
 Lending of Portfolio Securities..........................................    4
 Repurchase Agreements....................................................    4
 Reverse Repurchase Agreements............................................    5
 U.S. Government Obligations..............................................    5
 Mortgage-Related Securities..............................................    6
 Adjustable Rate Notes....................................................    8
 Municipal Securities.....................................................    8
 Shares of Mutual Funds...................................................   11
 When-Issued Securities and Forward Commitments...........................   11
 Zero-Coupon Securities...................................................   12
 Futures Contracts on Securities and Related Options......................   12
 Futures Contracts on Securities..........................................   12
 Options on Securities' Futures Contracts.................................   13
 Risk of Transactions in Securities' Futures Contracts and Related Options   14
 High Yield Securities....................................................   14
 Money Market Instruments.................................................   15
 Treasury Receipts........................................................   16
 Illiquid Securities......................................................   16
 Restricted Securities....................................................   16
INVESTMENT RESTRICTIONS...................................................   17
 Voting Information.......................................................   19
PORTFOLIO TURNOVER........................................................   19
VALUATION.................................................................   20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................   20
 Purchases Through Financial Institutions.................................   21
 Sales Charges............................................................   22
 Sales Charge Reductions and Waivers......................................   22
 Federal Tax Information..................................................   24
MANAGEMENT OF HIGHMARK FUNDS..............................................   29
 Trustees and Officers....................................................   29
 Investment Adviser.......................................................   34

 Portfolio Transactions...................................................   35
 Administrator and Sub-Administrator......................................   36
 Glass-Steagall Act.......................................................   37
 Shareholder Services Plans...............................................   38
 Expenses.................................................................   39
 Distributor..............................................................   39
 The Distribution Plans...................................................   40
 Transfer Agent and Custodian Services....................................   41
 Legal Counsel............................................................   42
ADDITIONAL INFORMATION....................................................   42
 Description of Shares....................................................   42
 Shareholder and Trustee Liability........................................   44
 Calculation of Performance Data..........................................   44
 Miscellaneous............................................................   47

                       STATEMENT OF ADDITIONAL INFORMATION

                                 HIGHMARK FUNDS

      HighMark Funds is a diversified, open-end management investment company. HighMark Funds was organized as a Massachusetts business trust on March 10, 1987 and presently consists of fifteen series of units of beneficial interest ("Shares"), representing interests in one of the following portfolios:

      HighMark Balanced Fund,
      HighMark Core Equity Fund,
      HighMark Growth Fund,
      HighMark International Equity Fund,
      HighMark Large Cap Value Fund,
      HighMark Small Cap Value Fund,
      HighMark Small Cap Growth Fund,
      HighMark Value Momentum Fund,
      HighMark Bond Fund,
      HighMark National Intermediate Tax-Free Bond Fund,
      HighMark California Intermediate Tax-Free Bond Fund,
      HighMark 100% U.S. Treasury Money Market Fund,
      HighMark California Tax-Free Money Market Fund,
      HighMark Diversified Money Market Fund, and
      HighMark U.S. Government Money Market Fund.

      This Statement of Additional Information pertains only to the HighMark National Intermediate Tax-Free Bond Fund (the "Fund").

      As described in the Prospectuses, the Fund has been divided into three classes of Shares (designated Class A, Class B, (collectively "Retail Shares") and Fiduciary Shares) for purposes of HighMark Funds' Distribution Plans and Shareholder Services Plans, which Distribution Plans apply only to the Fund's Retail Shares. Retail Shares and Fiduciary Shares are sometimes referred to collectively as "Shares".

      Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses for the Fund. No investment in Shares of the Fund should be made without first reading the Fund's Prospectus for these Shares.

                       INVESTMENT OBJECTIVES AND POLICIES

      The following policies supplement the investment objectives and policies of the Fund as set forth in the Prospectuses for the Fund.

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

      1. Debt Securities. The Fund may invest in debt securities within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by the Fund to fall below the fourth highest rating category, the Adviser will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

      Depending upon prevailing market conditions, the Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

      2. Convertible Securities. Consistent with its objective policies and restrictions, the Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities.

      Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates.

      Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

      The Fund will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by an NRSRO or that is not rated but is determined to be of comparable quality by the Adviser.

      3. Asset-Backed Securities (non-mortgage). Consistent with its investment objective, policies and restrictions, the Fund may invest in asset-backed securities. Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

      4. Bank Instruments. Consistent with its investment objective, policies, and restrictions, the Fund may invest in bankers' acceptances, certificates of deposit, and time deposits.

      Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

      Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

      Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

      5. Commercial Paper and Variable Amount Master Demand Notes. Consistent with its investment objective, policies, and restrictions, the Fund may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a

U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

      Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

      6. Lending of Portfolio Securities. In order to generate additional income, the Fund may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from the Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject the Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by HighMark Capital Management, Inc. (the "Adviser"), and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

      7. Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund will deal with financial institutions such as member banks of the Federal Deposit Insurance Corporation having, at the time of investment, total assets of $100 million or more and from registered broker-dealers that the Adviser deems creditworthy under guidelines approved by HighMark Funds' Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 100% of the repurchase price (including accrued interest) and the Custodian, with oversight by the Adviser, will monitor the collateral's value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

      If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund's disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, HighMark Funds' Board of Trustees believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

      8. Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, the Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

      9. U.S. Government Obligations. The Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

      U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value.

      10. Mortgage-Related Securities. The Fund may, consistent with its investment objective and policies, invest in Ginnie Maes and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or, those issued by nongovernmental entities. In addition, the Fund may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

      Mortgage-related securities represent interests in pools of mortgage loans assembled for sale to investors. Mortgage-related securities may be assembled and sold by certain governmental agencies and may also be assembled and sold by nongovernmental entities such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

      Adjustable rate mortgage securities ("ARMS") are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

      There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. As noted above, Ginnie Maes are issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie

Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. Treasury. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      CMOs in which the Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

      One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). The Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

      Securities such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility than other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

      REMICs in which the Fund may invest are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

      11. Adjustable Rate Notes. Consistent with its investment objective, policies, and restrictions, the Fund may invest in "adjustable rate notes," which include variable rate notes and floating rate notes. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to the Fund's non-fundamental 15% limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

      As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days' notice or at specified intervals, not exceeding 397 days and upon not more than thirty days' notice.

      12. Municipal Securities. The Fund invests at least 80% of its net assets in municipal securities of varying maturities, which are rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality.

      Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and public entities. In addition, private activity bonds that are issued by or on behalf of public agencies to finance privately operated facilities are included in the definition of Municipal Securities so long as they meet certain qualifications outlined in the Internal Revenue Code. In general, in order to qualify as a Municipal Security, a private activity bond must fall into one of the following categories: (i) exempt facility bonds (i.e., bonds issued to finance certain qualifying facilities, including airports, docks, water and sewage facilities, affordable rental housing, certain hazardous waste facilities, and certain transportation facilities; (ii) qualified mortgage bonds (i.e., bonds issued to finance single family projects, including housing for veterans); (iii) qualified small issue bonds (issuers are limited to $10,000,000 aggregate issuance); (iv) qualified student loan bonds; (v) qualified redevelopment bonds (i.e., bonds issued to finance projects within redevelopment areas); and (vi) qualified 501(c)(3) bonds (i.e., bonds issued by qualified nonprofit corporations). In addition, the federal government imposes a volume cap each year that limits the aggregate amount of qualified private activity bonds that each state may issue.

      As described in the Prospectuses, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. In general, only general obligation bonds are backed by the full faith and credit and general taxing power of the issuer. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the Municipal Securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality; Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with a different rating(s) may have the same yield.

      In addition, Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Certain Municipal Securities are municipal lease revenue obligations (or certificates of participation or "COPs"), which typically provide that the public obligor has no obligation to make lease or installment payments in future years unless the public obligor has use and possession of the leased property. While the risk of non-appropriation is inherent to COP financing, this risk is mitigated by the Fund's policy to invest in COPs that are rated investment grade by a nationally recognized rating organization (e.g., Baa or higher by Moody's Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P")), or, if not rated, determined to be of comparably high quality by the Adviser.

      Municipal Securities also include community facilities district (so-called "Mello-Roos") and assessment district bonds, which are usually unrated instruments issued to finance the building of roads, sewers, water facilities, schools and other public works and projects that are primarily secured by real estate taxes or benefit assessments levied on property located in the local community. Some of these bonds can not be rated because (i) the obligors are often a single developer in a to-be-built residential project, (ii) there are a limited number of taxpayers or assesses (iii) or the issues are deemed too small to bear the additional expense of a rating. The purchase of these bonds is based upon the Adviser's determination that it is suitable for the Fund.

      Municipal Securities may also include, but are not limited to, short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the public obligor's receipt of taxes, fees, charges, revenues or subventions, the proceeds of future bond issues, or other revenues.

      An issuer's obligations with respect to its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the

Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes or otherwise raise revenues. Certain of the Municipal Securities may be revenue securities and dependent on the flow of revenue, generally in the form of fees and charges. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions, including a decline in property value or a destruction of uninsured property due to natural disasters or acts of war.

      In addition, in accordance with its investment objective, the Fund may invest in private activity bonds, which may constitute Municipal Securities depending upon the federal income tax treatment of such bonds. Such bonds are usually revenue bonds because the source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy and similar debtor's rights, as well as other exceptions similar to those described above. Moreover, the Fund may invest in obligations secured in whole or in part by a deed of trust on real property. Some jurisdictions may limit the remedies of a creditor secured by a deed of trust.

      Certain Municipal Securities in the Fund may be obligations that finance affordable residential housing development. Continuing compliance by the principal operator and owner of the 121 days project is necessary to ensure the housing tax exemption.

      Certain Municipal Securities in the Fund may be obligations that finance the acquisition of mortgages for low and moderate income single family homebuyers. These obligations may be payable solely from revenues derived from home loans secured by deeds of trust and may be subject to state limitations applicable to obligations secured by real property.

      The Fund, in accordance with their investment objective, may also invest indirectly in Municipal Securities by purchasing the shares of tax-exempt money market mutual funds. Such investments will be made solely for the purpose of investing short-term cash on a temporary tax-exempt basis and only in those funds with respect to which the Adviser believes with a high degree of certainty that redemption can be effected within seven days of demand. Additional limitations on investments by the Fund in the shares of other tax-exempt money market mutual funds are set forth under "Investment Restrictions" below.

      The Fund may invest in municipal obligations that are payable solely from the revenues of health care institutions, although the obligations may be secured by the real or personal property of such institutions. Certain provisions under federal and state law may adversely affect such revenues and, consequently, payment on those Municipal Securities.

      Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from gross income for federal income tax purposes are rendered at the time of issuance by legal counsel selected by the public issuer and purportedly experienced in matters relating to the validity of and tax exemption of interest payable with respect to Municipal Securities issued by states and their political sub-divisions. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

      13. Shares of Mutual Funds. The Fund may invest in the securities of other investment companies to the extent permitted by the 1940 Act. Currently, the 1940 Act permits the Fund to invest up to 5% of its total assets in the shares of any one investment company, but it may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies. In accordance with an exemptive order issued to HighMark Funds by the Securities and Exchange Commission, such other registered investment companies securities may include shares of a money market fund of HighMark Funds, and may include registered investment companies for which the Adviser or Sub-Adviser to a Fund of HighMark Funds, or an affiliate of such Adviser or Sub-Adviser, serves as investment adviser, administrator or distributor or provides other services. Because other investment companies employ an investment adviser, such investment by the Fund may cause Shareholders to bear duplicative fees. The Adviser will waive its advisory fees attributable to the assets of the investing Fund invested in a money market fund of HighMark Funds, and, to the extent required by applicable law, the Adviser will waive its fees attributable to the assets of the Fund invested in any investment company. Additional restrictions on the Fund's investments in the securities of a money market mutual fund are set forth under "Investment Restrictions" below.

      14. When-Issued Securities and Forward Commitments. The Fund may enter into forward commitments or purchase securities on a "when-issued" basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis may increase the risk of fluctuations in the Fund's net asset value.

      When the Fund agrees to purchase securities on a "when-issued" basis or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment.

      The Fund expects that commitments to enter into forward commitments or purchase "when-issued" securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event the Fund exceeded this 25% threshold, the Fund's liquidity and the Adviser's ability to manage it might be adversely affected. In addition, the Fund does not intend to purchase "when-issued" securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of the Fund's investment objective.

      15. Zero-Coupon Securities. Consistent with its objectives, the Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. The amount included in income is determined under a constant interest rate method.

      16. Futures Contracts on Securities and Related Options. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of the Fund.

      17. Futures Contracts on Securities. The Fund will enter into futures contracts on securities only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

      A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission
(CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

      Although futures contracts by their terms call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

      Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

      Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

      The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

      18. Options on Securities' Futures Contracts. The Fund will enter into written options on securities' futures contracts only when in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. The Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

      As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

      The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

      Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of the Fund's total assets.

      19. Risk of Transactions in Securities' Futures Contracts and Related Options. Successful use of securities' futures contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

      Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

      There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

      To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      20. High Yield Securities. The Fund may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

      The high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

      The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of its Shareholders.

      21. Money Market Instruments. The Fund, subject to its investment limitations, may invest in money market instruments which are short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) money market funds and (viii) foreign commercial paper. Certain of the obligations in which the Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

      22. Treasury Receipts. Consistent with its investment objective, policies and restrictions, the Fund may invest in Treasury receipts. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities.

      23. Illiquid Securities. The Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% of its total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). Pursuant to this policy, the Fund may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark Funds and only if the investment would be permitted under applicable state securities laws.

      24. Restricted Securities. The Fund has adopted a non-fundamental policy (which may be changed without Shareholder approval) permitting the Fund to invest in restricted securities provided the Fund complies with the illiquid securities policy described above. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") and may be either liquid or illiquid. The Adviser will determine the liquidity of restricted securities in accordance with guidelines established by HighMark Funds' Board of Trustees. Restricted securities purchased by the Fund may include Rule 144A securities and commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the 1933 Act (whether or not such paper is a Rule 144A security).

                             INVESTMENT RESTRICTIONS

      Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to the Fund only by a vote of a majority of the outstanding Shares of the Fund (as defined below). Except with respect to the Fund's restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

      THE FUND:

            1. May not purchase securities of other investment companies, except as permitted by the 1940 Act.

            2. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            3. May not concentrate investments in a particular industry or group of industries, or within any one state, as concentration is defined under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            4. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            5. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            6. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            7. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            8. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

      The fundamental limitations of the Fund have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund also has adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in the Fund's non-fundamental limitations will be communicated to the Fund's shareholders prior to effectiveness.

      1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

      The 1940 Act also limits the amount that the Fund may invest in other investment companies prohibiting the Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. The SEC rules applicable to money market funds also govern and place certain quality restrictions on these investments.

      Additionally, the 1940 Act limits the Funds' ability to borrow money prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

THE FOLLOWING INVESTMENT LIMITATIONS OF THE FUND ARE NON-FUNDAMENTAL POLICIES. THE FUND MAY NOT:

            1. Invest in companies for the purpose of exercising control.

            2. Borrow money, except for temporary or emergency purposes and then only if the sole purpose is to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and such borrowing is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

            3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

            4. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.

            5. Make short sales of securities, maintain a short position or purchase securities on margin, except that HighMark Funds may obtain short-term credits as necessary for the clearance of security transactions.

            6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

            7. Purchase or retain securities of an issuer if, to the knowledge of HighMark Funds, an officer, trustee, partner or director of HighMark Funds or the Adviser or Sub-Advisers of HighMark Funds owns beneficially more than 1/2 or 1% of the shares or securities or such issuer and all such officers, trustees, partners and directors owning more than 1/2 or 1% of such shares or securities together own more than 5% of such shares or securities.

            8. Invest in interest in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

      VOTING INFORMATION. As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of HighMark Funds or a particular Fund or a particular Class of Shares of HighMark Funds or the Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark Funds or such Fund or such Class, or (b) 67% or more of the Shares of HighMark Funds or such Fund or such Class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or such Fund or such Class are represented in person or by proxy.

                               PORTFOLIO TURNOVER

      The Fund's turnover rate is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.

      It is currently expected that the Fund's annual portfolio turnover rate will be approximately 50%.

      The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of Shares.

                                    VALUATION

      As disclosed in the Prospectuses, the Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of the close of regular trading on the New York Stock Exchange (normally at 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), on days on which the New York Stock Exchange is open for business (also "Business Days").

      Except as noted below, investments by the Fund in securities traded on a national exchange (or exchanges) are valued based upon their last sale price on the principal exchange on which such securities are traded. With regard to the Fund, securities the principal market for which is not a securities exchange are valued based upon the latest bid price in such principal market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of HighMark Funds' Board of Trustees. With the exception of short-term securities as described below, the value of the Fund's investments may be based on valuations provided by a pricing service. Short-term securities (i.e., securities with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates current value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Purchases and redemptions of shares of the Fund may be made on days on which the New York Stock Exchange is open for business. Purchases will be made in full and fractional Shares of HighMark Funds calculated to three decimal places.

      Although HighMark Funds' policy is normally to pay redemptions in cash, HighMark Funds reserves the right to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds' net assets.

      HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Fund for any period and to reject a purchase order when the Distributor or the Adviser determines that it is not in the best interest of HighMark Funds and/or its Shareholders to accept such order.

      If the Fund holds portfolio securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays, the portfolio will trade and the net assets of the Fund's redeemable securities may be significantly affected on days when the investor has no access to the Fund.

      Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions, communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

      PURCHASES THROUGH FINANCIAL INSTITUTIONS

      Shares of the Fund may be purchased through financial institutions, including the Adviser, that provide distribution assistance or Shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.

      Customers who desire to transfer the registration of Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

      Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Additionally, certain entities (including Participating Organizations and Union Bank of California and its affiliates), may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange.

      The Funds of the Trust participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's Net Asset Value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares.

      SALES CHARGES

      FRONT-END SALES CHARGES. The commissions shown in the Prospectuses apply to sales through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown in the Prospectuses. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Class A Shares of the Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States.

Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933.

                                               Sales Charge as
                             Sales Charge        Appropriate       Commission as
                            As Percentage     Percentage of Net    Percentage of
Amount of Purchase        of Offering Price    Amount Invested    Offering Price
                          -----------------    ---------------    --------------
0 - $99,999                     3.25%               3.36%              2.93%
$100,000 -- $249,999            2.75%               2.83%              2.48%
$250,000 -- $499,999            2.25%               2.30%              2.03%
$500,000 -- $999,999            1.75%               1.78%              1.58%
$1,000,000 and Over*            0.00%               0.00%              0.00%

      CONTINGENT DEFERRED SALES CHARGES ("CDSC"). In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or other distributions and third of Class B shares held longest during the six year period. This method should result in the lowest possible sales charge.

      SALES CHARGE REDUCTIONS AND WAIVERS

      In calculating the sales charge rates applicable to current purchases of the Fund's Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Class A Shares of the Fund and other funds of HighMark Funds (the "Eligible Funds") which are sold subject to a comparable sales charge.

      The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing Shares of the Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

      LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase Class A Shares of the Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefiting from the Letter, the Shareholder must notify the transfer agent at the time the

Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the transfer agent that such purchases are applicable under the Letter.

      RIGHTS OF ACCUMULATION. In calculating the sales charge rates applicable to current purchases of Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class A Shares of the HighMark Funds sold subject to a comparable sales charge.

      To exercise your right of accumulation based upon Shares you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. HighMark Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

      REDUCTIONS FOR QUALIFIED GROUPS. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company;
(ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

      All orders from a qualified group will have to be placed through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark Funds.

      REDUCTIONS FOR AUTOMATIC INVESTMENT PLAN ("AIP") PARTICIPANTS. Any shareholders that have established an AIP on or before November 30, 1999 may be eligible for a reduced sales charge through automatic deductions from their checking or savings account as described in the tables below:

                                            Sales Charge as
                        Sales Charge        Appropriate         Commission as
                        As Percentage       Percentage of Net   Percentage of
Amount of Purchase      of Offering Price   Amount Invested     Offering Price
------------------      -----------------   ---------------     --------------
0 - $24,999             3.00%               3.09%               2.70%
$25,000 -- $49,000      2.50%               2.56%               2.25%
$50,000 -- $99,999      2.00%               2.04%               1.80%
$100,000 -- $249,999    1.50%               1.52%               1.35%
$250,000 -- $999,999    1.00%               1.01%               0.90%
$1,000,000 and Over*    0.00%               0.00%               0.00%

      * A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

      CDSC WAIVERS. The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A Shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for a waiver.

      FEDERAL TAX INFORMATION

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of the sum of its dividend income, interest income (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

      If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      If the Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its net capital gain income for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year), the Fund will be subject to a non-deductible 4% excise tax on the under distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

      DISTRIBUTIONS. The Fund will distribute at least annually any taxable income or realized capital gains. Distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Distributions of the Fund's net capital gain (i.e., the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gains, regardless of how long a Shareholder has held Fund shares. Distributions of taxable income or capital gains are taxable to Fund Shareholders whether received in cash or in Fund shares through automatic reinvestment.

      Dividends and distributions on the Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

      If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

      SELLING SHARES. Shareholders who sell Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received. If Fund Shareholders hold their Fund Shares as capital assets, the gain or loss will be a capital gain or loss. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends). For taxable years beginning after December 31, 2000, the maximum capital gain tax rate for capital assets (including Fund Shares) held by a non-corporate Shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and Shareholders should consult their tax advisors before making such an election.

      Any loss will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund Shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, the Fund Shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

      HEDGING. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

      Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      DISCOUNT SECURITIES. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

      BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003, (iii) 29% for amounts paid during 2004 and 2005, and (iv) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

      The Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations are generally effective for payments made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisers with respect to the potential application of these new regulations.

      The foregoing discussion is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Fund's Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Fund, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Fund's Shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign Shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

      ADDITIONAL FEDERAL TAXATION INFORMATION. As indicated in its Prospectuses, the Fund is designed to provide individual Shareholders with current tax-exempt interest income. This Fund is not intended to constitute a balanced investment program or is designed for investors seeking capital appreciation. Nor is the Fund designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R.10 plans, and individual retirement accounts because such institutions, plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Fund's dividends being tax-exempt, and such dividends would ultimately be taxable to the plan and account beneficiaries when distributed to them.

      The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

      If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

      If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets. The policy of the Fund is to pay each year as dividends substantially all of the Fund's Municipal Securities interest income net of certain deductions.

      Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

      In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

      The Fund which is qualified to pay exempt-interest dividends will inform investors following the end of the Fund's fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

      Depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                          MANAGEMENT OF HIGHMARK FUNDS

      TRUSTEES AND OFFICERS

      Overall responsibility for management of the Fund rests with the Trustees of HighMark Funds, who are elected by HighMark Funds' Shareholders. There are currently six Trustees, all of whom are not "interested persons" of HighMark Funds within the meaning of that term under the 1940 Act.

      The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations.

      The Trustees and officers of HighMark Funds, their addresses and principal occupations during the past five years are set forth below.

                            POSITION(S) HELD       PRINCIPAL OCCUPATION
NAME AND ADDRESS            WITH HIGHMARK FUNDS    DURING PAST 5 YEARS
----------------            -------------------    -------------------

Thomas L. Braje             Trustee                Prior to retirement in
1 Freedom Valley Dr.                               October 1996, Vice President
Oaks, PA 19456                                     and Chief Financial Officer
Date of Birth: 6/7/43                              of Bio Rad Laboratories, Inc.

David A. Goldfarb           Trustee                Partner, Goldfarb & Simens,
1 Freedom Valley Dr.                               Certified Public Accountants.
Oaks, PA 19456
Date of Birth: 8/2/42

Joseph C. Jaeger            Trustee                Prior to retirement in June
1 Freedom Valley Dr.                               1998, Senior Vice President
Oaks, PA 19456                                     and Chief Financial Officer,
Date of Birth: 8/2/35                              Delta Dental Plan of
                                                   California.

Frederick J. Long           Trustee, Chairman      Prior to retirement in
1 Freedom Valley Dr.                               December 1999, Chairman,
Oaks, PA 19456                                     Acordia West and Acordia
Date of Birth: 9/17/35                             Northwest Inc. (each an
                                                   insurance brokerage firm).

Michael L. Noel             Trustee                President, Noel Consulting
1 Freedom Valley Dr.                               Company since 1998. From 1991
Oaks, PA 19456                                     to 1997, Member of the Board
Date of Birth: 4/5/41                              of Trustees of Stepstone
                                                   Funds. Director, Current
                                                   Income Shares, Inc.
                                                   (closed-end investment
                                                   company). Prior to retirement
                                                   in December 1994, Senior Vice

                                                   President and Chief Financial
                                                   Officer, Southern California
                                                   Edison Company; Director of
                                                   Amervest Company and SCAN
                                                   Health Plan. From April 1997
                                                   to December 1998, Member of
                                                   HighMark Funds Advisory
                                                   Board.

Robert M. Whitler           Trustee                Director, Current Income
1 Freedom Valley Dr.                               Shares, Inc. (closed-end
Oaks, PA 19456                                     investment company). From
Date of Birth: 9/11/38                             April 1997 to December 1998,
                                                   Member of HighMark Funds
                                                   Advisory Board. Prior to
                                                   retirement in 1996, Executive
                                                   Vice President and head of
                                                   Union Bank's Trust and
                                                   Investment Group.

Peter Golden                Controller and         Director of Mutual Fund
530 East Swedesford Road    Chief Financial        Services, employee since June
Wayne, PA 19087             Officer                2001. From March 2000 to
Date of Birth: 6/27/64                             2001, Vice President of Funds
                                                   Administration for J.P.
                                                   Morgan Chase & Co. From 1997
                                                   to 2000, Vice President of
                                                   Pension and Mutual Fund
                                                   Accounting for Chase
                                                   Manhattan Bank. Prior to
                                                   1997, Administrative Officer
                                                   of Mutual Fund Servicing for
                                                   Brown Brothers Harriman & Co.

Todd Cipperman              Vice President and     Vice President and General
1 Freedom Valley Drive      Assistant Secretary    Counsel of the Administrator
Oaks, PA 19456                                     and Distributor since January
Date of Birth: 2/14/66                             2000. Vice President and
                                                   Assistant Secretary of the
                                                   Administrator and Distributor
                                                   since 1995. From 1994 to May
                                                   1995, associate with Dewey
                                                   Ballantine. Prior to 1994,
                                                   associate with Winston &
                                                   Strawn.


Lydia A. Gavalis            Vice President and     Vice President and Assistant
1 Freedom Valley Drive      Assistant Secretary    Secretary of the
Oaks, PA 19456                                     Administrator and Distributor
Date of Birth: 10/30/48                            since 1998. Prior to 1998,
                                                   Assistant General Counsel and
                                                   Director of Arbitration,
                                                   Philadelphia Stock Exchange.

James R. Foggo              President              Vice President and Assistant
1 Freedom Valley Drive                             Secretary of the
Oaks, PA 19456                                     Administrator and Distributor
Date of Birth: 6/30/64                             from 1998 to October 2000. In
                                                   1998, associate Paul Weiss,
                                                   Rifkind, Wharton & Garrison.
                                                   From 1995 to 1998, associate,
                                                   Baker & McKenzie. Prior to
                                                   1995, associate, Battle
                                                   Fowler, L.L.P.

John C. Munch               Vice President and     Vice President and Assistant
1 Freedom Valley Drive      Secretary              Secretary of the
Oaks, PA 19456                                     Administrator and Distributor
                                                   since November 2001. From
                                                   1998-2001, associate at
                                                   Howard Rice Nemorvoski Canady
                                                   Falk & Rabkin. From
                                                   1996-1998, associate at
                                                   Seward & Kissel.

Timothy D. Barto            Vice President and     Vice President and Assistant
1 Freedom Valley Drive      Assistant Secretary    Secretary of the
Oaks, PA 19456                                     Administrator and Distributor
Date of Birth: 3/28/68                             since November 1999. From
                                                   1997 to November 1999,
                                                   Associate, Dechert Price &
                                                   Rhoads. Prior to 1997,
                                                   Associate, Richter, Miller &
                                                   Finn.


William E. Zitelli, Jr.     Vice President and     Vice President and Assistant
1 Freedom Valley Drive      Assistant Secretary    Secretary of the
Oaks, PA 19456                                     Administrator and Distributor
Date of Birth: 6/14/68                             since September 2000.From
                                                   1998 to 2000, Vice President,
                                                   Merrill Lynch & Co. Asset
                                                   Management Group. From 1997
                                                   to 1998, Associate, Pepper
                                                   Hamilton LLP. Prior to 1997,
                                                   Associate, Reboul, MacMurray,
                                                   Hewitt, Maynard & Kristol.

Christine M. McCullough     Vice President and     Vice President and Assistant
1 Freedom Valley Drive      Assistant Secretary    Secretary of the
Oaks, PA 19456                                     Administrator and Distributor
Date of Birth: 12/5/60                             since November 1999. Prior to
                                                   1999, Associate, White &
                                                   Williams LLP.

Sherry Kajdan Vetterlein    Vice President and     Vice President and Assistant
1 Freedom Valley Drive      Assistant Secretary    Secretary of the
Oaks, PA 19456                                     Administrator and Distributor
Date of Birth: 6/22/62                             since January 2001.
                                                   Shareholder/Partner, Buchanan
                                                   Ingersoll Professional
                                                   Corporation from 1992 to
                                                   2000.

      The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of SEI Investments Mutual Funds Services and/or SEI Investments Distribution Co. receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. SEI Investments Mutual Funds Services and/or SEI Investments Distribution Co. receive administration, fund accounting servicing and distribution fees from each of the HighMark Funds. See "Manager and Administrator" and "Distributor" below. Messrs. Barto, Cipperman, Foggo, Golden, Munch and Zitelli, Ms. Gavalis, Ms. McCullough and Ms. Vetterlein are employees and officers of SEI Investments Company. While SEI Investments Mutual Funds Services is a distinct legal entity from SEI Investments Distribution Co., SEI Investments Mutual Funds Services is considered to be an affiliated person of SEI Investments Distribution Co. under the 1940 Act due to, among other things, the fact that SEI Investments Distribution Co. and SEI Investments Mutual Funds Services are both controlled by the same ultimate parent company, SEI Investments Company.

      During the fiscal year ended July 31, 2001, fees paid to the disinterested Trustees for their services as Trustees aggregated $158,500. For the disinterested Trustees, the following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended July 31, 2001:

       (1)               (2)              (3)                (4)               (5)
     Name of          Aggregate       Pension or      Estimated Annual   Total Compensation
     Trustee        Compensation      Retirement        Benefits Upon        from Fund
                     from Group    Benefits Accrued      Retirement       Complex Paid to
                                    as Part of Fund                          Trustees
                                       Expenses
     ------            -------         --------            ------             ------

Thomas L. Braje        $27,750           None               None             $27,750
David A. Goldfarb       25,375           None               None              25,375
Joseph C. Jaeger        26,375           None               None              26,375
Frederick J. Long       25,500           None               None              25,500
Michael L. Noel         26,500           None               None              26,500
Robert M. Whitler       27,000           None               None              27,000

      The Advisory Board to the Board of Trustees is responsible for providing monitoring services and evaluating issues affecting the HighMark Funds pursuant to the direction of the Board of Trustees, and consulting and providing advice to the Board of Trustees regarding those issues.

      CODE OF ETHICS

      HighMark Funds, HighMark Capital Management, Inc., and SEI Investments Distribution Co. have each adopted a code of ethics ("Codes") pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.

      INVESTMENT ADVISER

      Investment advisory and management services are provided to the Fund by HighMark Capital Management, Inc. (the "Adviser"), pursuant to an investment advisory agreement between the Adviser and HighMark Funds dated September 1, 1998 (the "Investment Advisory Agreement"). HighMark Capital Management, a subsidiary of UnionBanCal Corporation which is also the holding company of Union Bank of California, is a California corporation registered under the Investment Adviser's Act of 1940. Union Bank of California serves as custodian for each of the Funds. See "Transfer Agent, Custodian and Fund Accounting Services" below. Union Bank of California also serves as sub-administrator to the Fund pursuant to an agreement with SEI Investments Mutual Funds Services. See "Manager and Administrator" below.

      Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each particular Fund from year to year if such continuance is approved at least annually by HighMark Funds' Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined above under INVESTMENT RESTRICTIONS - Voting Information), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

      Depending on the size of the Fund, fees payable under the Investment Advisory Agreement may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Adviser may from time to time agree to voluntarily reduce its advisory fee and it is currently doing so for the Fund. Any voluntary reductions in the Adviser's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

      The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with the Adviser's services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

      For the services provided and expenses assumed by the Adviser pursuant to the Investment Advisory Agreement, Union Bank of California is entitled to receive fees from the Fund as described in that Fund's Prospectus.

      PORTFOLIO TRANSACTIONS

      Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of HighMark Funds and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities for the Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser generally seeks competitive spreads or commissions on behalf of the Fund, HighMark Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

      Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by HighMark Funds. Such information may be useful to the Adviser in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to HighMark Funds.

      To the extent permitted by applicable rules and regulations, the Adviser may execute portfolio transactions involving the payment of a brokerage fee through the Adviser, SEI Investments Distribution Co., and their affiliates in accordance with such procedures. As required by Rule 17e-1 under the 1940 Act, HighMark Funds has adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter repurchase or reverse repurchase agreements with, Union Bank of California, or their affiliates, and will not give preference to correspondents of Union Bank of California with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.

      Investment decisions for each Fund of HighMark Funds are made independently from those for the other Funds or any other investment company or account managed by the Adviser or the sub-advisers. However, any such other investment company or account may invest in the same securities as HighMark Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement, in making investment recommendations for HighMark Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of the Adviser, any sub-advisers, their parent or its subsidiaries or affiliates and, in dealing with its commercial customers, the Adviser, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

      ADMINISTRATOR AND SUB-ADMINISTRATOR

      SEI Investments Mutual Funds Services (the "Administrator") serves as administrator to the Fund pursuant to the administration agreement dated as of February 15, 1997 between HighMark Funds and the Administrator (the "Administration Agreement").

      The Fund's Administrator, SEI Investments Mutual Funds Services, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

      Pursuant to the Administration Agreement, the Administrator provides the Funds with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Group. As described below, the Administrator has delegated part of its responsibilities under the Administration Agreement to HighMark Capital Management, Inc.

      The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Fund. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the Fund's Retail Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of 0.18% of the average daily net assets of the Fund.

      The Administration Agreement became effective on February 15, 1997 and was automatically renewed for a one year term on July 31, 2001. Unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement, as amended, will continue in effect until July 31, 2002. The Administration Agreement thereafter shall be renewed automatically for successive annual terms. The Administration Agreement is terminable at any time with respect to a particular Fund or HighMark Funds as a whole by either party without penalty for any reason upon 90 days' written notice by the party effecting such termination to the other party.

      The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by HighMark Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

      The Administration Agreement permits the Administrator to subcontract its services thereunder, provided that the Administrator will not be relieved of its obligations under the Administration Agreement by the appointment of a subcontractor and the Administrator shall be responsible to HighMark Funds for all acts of the subcontractor as if such acts were its own, except for losses suffered by any Fund resulting from willful misfeasance, bad faith or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties. Pursuant to a sub-administration agreement between the Administrator and HighMark Capital Management, Inc., HighMark Capital Management, Inc. will perform services which may include clerical, bookkeeping, accounting, stenographic and administrative services, for which it will receive a fee, paid by the Administrator, at the annual rate of up to 0.10% of the Fund's average daily net assets.

      GLASS-STEAGALL ACT

      The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Investment Advisory Agreement and the Sub-Advisory Agreements and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement and the Sub-Advisory Agreements. Union Bank of California, N.A. also believes that it may perform sub-administration services on behalf of each Fund, for which it receives compensation from the Administrator without a violation of applicable banking laws and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Adviser from continuing to perform such services for HighMark Funds. Depending upon the nature of any changes in the services that could be provided by the Adviser, the Board of Trustees of HighMark Funds would review HighMark Funds' relationship with the Adviser and consider taking all action necessary in the circumstances.

      Should further legislative, judicial or administrative action prohibit or restrict the activities of Union Bank of California, the Adviser, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of HighMark Funds, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in HighMark Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.

      SHAREHOLDER SERVICES PLANS

      HighMark Funds has adopted three Shareholder Services Plans, one for Fiduciary Class, one for Class A Shares and one for Class B Shares (collectively, the "Services Plans") pursuant to which the Fund is authorized to pay compensation to financial institutions (each a "Service Provider"), which may include Bank of Tokyo-Mitsubishi Trust Company, Union Bank of California, N.A., or their respective affiliates, that agree to provide certain shareholder support services for their customers or account holders (collectively, "customers") who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a Service Provider is compensated by the Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of Shares of the Fund, pursuant to each plan. A service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived for the Fiduciary and Class A Shares of the Fund.

      The servicing agreements adopted under the Services Plans (the "Servicing Agreements") require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of the Fund.

      As authorized by the Services Plans, HighMark Funds may enter into a Servicing Agreement with a Service Provider pursuant to which the Service Provider has agreed to provide certain shareholder support services in connection with Shares of one or more of the Funds. Such shareholder support services may include, but are not limited to, (i) maintaining Shareholder accounts; (ii) providing information periodically to Shareholders showing their positions in Shares; (iii) arranging for bank wires;
(iv) responding to Shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from Shareholders concerning their investments in Shares; (vi) forwarding Shareholder communications from HighMark Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Shareholders; (vii) processing purchase, exchange and redemption requests from Shareholders and placing such orders with HighMark Funds or its service providers; (viii) assisting Shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to Shares beneficially owned by Shareholders; (x) processing dividend payments from HighMark Funds on behalf of the Shareholders; and (xi) providing such other similar services as HighMark Funds may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

      EXPENSES

      HighMark Funds' service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HighMark Capital Management, Inc., Union Bank of California, SEI Investments Mutual Funds Services or SEI Investments Distribution Co., Securities and Exchange Commission fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current Shareholders, costs and expenses of Shareholders' and Trustees' reports and meetings and any extraordinary expenses.

      DISTRIBUTOR

      SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, serves as distributor to the Fund pursuant to a distribution agreement dated February 15, 1997 between HighMark Funds and the Distributor for the Fiduciary Class and Class A Shares, and pursuant to a distribution agreement dated June 18, 1997 between HighMark Funds and the Distributor for Class B Shares (collectively, the "Distribution Agreements").

      The Distribution Agreements were renewed for a one-year term on July 31, 2001 and, unless sooner terminated, will continue in effect until July 31, 2002 and from year to year thereafter if approved at least annually (i) by HighMark Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of HighMark Funds, and (ii) by the vote of a majority of the Trustees of HighMark Funds who are not parties to the Distribution Agreements or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreements, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements are terminable without penalty, on not less than sixty days' notice by HighMark Funds' Board of Trustees, by vote of a majority of the outstanding voting securities of HighMark Funds or by the Distributor. The Distribution Agreements terminate in the event of their assignment, as defined in the 1940 Act.

      THE DISTRIBUTION PLANS. Pursuant to HighMark Funds' Distribution Plans, the Fund pays the Distributor as compensation for its services in connection with the Distribution Plans a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to the Fund's Class A Shares, pursuant to the Class A Distribution Plan, and seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to the Fund's Class B Shares, pursuant to the Class B Distribution Plan.

      The Distributor may use the distribution fee applicable to the Fund's Class A and Class B Shares to provide distribution assistance with respect to the sale of the Fund's Class A and Class B Shares or to provide Shareholder services to the holders of the Fund's Class A and Class B Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of the Fund's Class A and Class B Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning the Fund's Class A and Class B Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plans will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

      Participating Organizations may charge customers fees in connection with investments in the Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in the Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

      The distribution fees under the Distribution Plans will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plans. The Distributor may from time to time voluntarily reduce its distribution fees with respect to the Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fees will lower such Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions are in effect.

      In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to the Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A or Class B Shares of the Fund. The Distribution Plans may be amended by vote of HighMark Funds' Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to the Fund requires the approval of that Fund's Retail Shareholders. HighMark Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

      Each Distribution Plan provides that it will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not interested persons of HighMark Funds (as defined in the 1940 Act) shall be committed to the discretion of such disinterested persons.

      TRANSFER AGENT AND CUSTODIAN SERVICES

      State Street Bank and Trust Company performs transfer agency services for the Fund pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of February 15, 1997 (the "Transfer Agency Agreement"). As the Fund's transfer agent, State Street Bank and Trust Company processes purchases and redemptions of the Fund's Shares and maintains the Fund's Shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a Shareholder's account.

      Under the Transfer Agency Agreement, HighMark Funds has agreed to pay State Street Bank and Trust Company annual fees at the rate of $18,000 per Retail class/per Fund. The Distributor has agreed to pay State Street Bank and Trust Company annual fees at the rate of $15,000 per Fiduciary class/per Fund. In addition, there will be an annual account maintenance fee of $25.00 per account and IRA Custodial fees totaling $15.00 per account, as well as out-of-pocket expenses as defined in the Transfer Agency Agreement. HighMark Funds intends to charge transfer agency fees across the HighMark Funds as a whole. State Street Bank and Trust Company may periodically voluntarily reduce all or a portion of its transfer agency fee with respect to the Fund to increase the Fund's net income available for distribution as dividends.

      Union Bank of California, N.A. serves as custodian to the Fund pursuant to a custodian agreement with HighMark Funds dated as of December 23, 1991, as amended (the "Custodian Agreement"). Under the Custodian Agreement, Union Bank of California's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

      Under the Custodian Agreement, HighMark Funds has agreed to pay Union Bank of California a domestic custodian fee with respect to the Fund at an annual rate of 0.01% of the Fund's average daily net assets, with an annual minimum fee of $2,500 per Fund, plus certain transaction fees. Union Bank of California is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on a transaction basis. Union Bank of California may periodically voluntarily reduce all or a portion of its custodian fee with respect to the Fund to increase the Fund's net income available for distribution as dividends.

      LEGAL COUNSEL

      Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, are counsel to HighMark Funds and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

      DESCRIPTION OF SHARES

      HighMark Funds is a Massachusetts business trust. HighMark Funds' Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds' Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of fifteen series of Shares, representing units of beneficial interest in the Growth Fund, the Large Cap Value Fund, the Balanced Fund, the Value Momentum Fund, the Core Equity Fund, the International Equity Fund, the National Intermediate Tax-Free Bond Fund, the Small Cap Value Fund, the Bond Fund, the National Intermediate Tax-Free Bond Fund, the California Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund. Pursuant to a Multiple Class Plan on file with the Securities and Exchange Commission permitting the issuance and sale of six classes of Shares in selected Funds, Shares of such Funds have been divided into six classes of Shares, designated Class A, Class B, Class C and Class S Shares (collectively, "Retail

Shares"), Class I Shares and Fiduciary Shares. Class I Shares are not currently being offered. The Trustees of HighMark Funds have determined that currently no conflict of interest exists between the Class A, Class B, Class C and Class S shares. On an ongoing basis, the Trustees of HighMark Funds, pursuant to their fiduciary duties under the Investment Company Act of 1940, as amended (the "1940 Act"), and state laws, will seek to ensure that no such conflict arises.

      Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, HighMark Funds' Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, Shareholders of the Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution. Upon liquidation or dissolution of HighMark Funds, Retail and Fiduciary shareholders are entitled to receive the net assets of the Fund attributable to each class.

      As used in the Prospectuses and in this Statement of Additional Information, "assets belonging to the Fund" means the consideration received by HighMark Funds upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund by HighMark Funds' Board of Trustees. Such allocations of general assets may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses of that Fund, and with a share of the general liabilities and expenses of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of HighMark Funds to particular Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as HighMark Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.

      Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of HighMark Funds voting without regard to series.

      Although not governed by Rule 18f-2, Retail Shares of a Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plan.

      SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds' Declaration of Trust, as amended, provides that Shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust, as amended, also provides that HighMark Funds shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.

      The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds' business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.

      CALCULATION OF PERFORMANCE DATA

      From time to time, articles relating to the performance, rankings, and other investment characteristics of mutual funds and their investment advisers, including the Fund and the Adviser, may appear in national, regional, and local publications. In particular, some publications may publish their own rankings or performance reviews of mutual funds and their investment advisers, including the Fund and the Adviser. Various mutual fund or market indices may also serve as a basis for comparison of the performance of the Fund with other mutual funds or mutual fund portfolios with comparable investment objectives and policies. In addition to the indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, references to or reprints from the following publications may be used in HighMark Funds' promotional literature: IBC/Donoghue's

Money Fund Report, Ibbotson Associates of Chicago, Morningstar, Lipper, Inc., CDA/Wiesenberger Investment Company Services, SEI Investments, Callan Associates, Wilshire Associates, MONEY Magazine, Pension and Investment Age, Forbes, BusinessWeek, Smart Money, American Banker, Fortune Magazine, Worth, Institutional Investor, Barron's National Business & Financial Weekly, Investor's Business Daily, Barron's, Pensions and Investments, Investment News, America Online, The Wall Street Journal, New York Times, San Francisco Chronicle and Examiner, Los Angeles Business Journal, Los Angeles Times, USA Today, Sacramento Bee, Seattle Times, Seattle Daily Journal of Commerce, Seattle Post/Intelligence, Seattle Business Journal, Tacoma New Tribune, Bellevue Journal-American, The Oregonian, Puget Sound Business Journal, Portland Chamber of Commerce and Portland Daily Journal of Commerce/Portland Business Today. Shareholders may call toll free 1-800-433-6884 for current information concerning the performance of the Fund.

      From time to time, the Fund may include the following types of information in advertisements, supplemental sales literature and reports to Shareholders:
(1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within HighMark Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Fund. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

      The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

      Standardized Yield = 2 [(a-b + 1)(6) - 1]
                           --------------------
                                      cd

The symbols above represent the following factors:

a =   dividends and interest earned during the 30-day period.
b =   expenses accrued for the period (net of reimbursements).
c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. Because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ.

      The tax-equivalent yield of each class of Shares of the Fund is computed by dividing that portion of the yield of that class that is tax-exempt by 1 minus the stated income tax rate (or rates) and adding the product to that portion, if any, of the yield of the Class that is not tax-exempt. The tax-equivalent effective yield of each class of Shares is computed by dividing that portion of the effective yield of that class which is tax-exempt by 1 minus the stated income tax rate (or rates) and adding to that portion, if any, of the effective yield of that class that is not tax-exempt.

      The Fund's average annual total return over periods of 1, 5 and 10 years (up to the life of Fund or Class) is calculated by determining the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment; in the case of the average annual total return, this amount (representing the Fund's total return) was then averaged over the relevant number of years. Specifically, these rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from changes in Share price and reinvestment of dividends and capital gains distributions.

      The average total returns for the Fiduciary, Class A and Class B Shares of the Fund, computed as of July 31, 2001, are shown in the table below:

                        Average Annual Total Returns(1)

               Fund/Class
               Commencement         One               Five              Ten              Life of
Share Class    of Operations        Year              Years            Years               Fund
-----------    -------------   ---------------   ---------------   ---------------   ----------------
                               With    Without   With    Without   With    Without   With     Without
                               Sales   Sales     Sales   Sales     Sales   Sales     Sales    Sales
                               Load*   Load      Load*   Load      Load*   Load      Load*    Load
                               -----   ----      -----   ----      -----   ----      -----    ----
Fiduciary      2/17/89         8.23%   8.23%     4.94%   4.94%     5.30%   5.30%     5.63%    5.63%
Class A        2/17/89         4.45%   7.99%     4.00%   4.68%     4.70%   5.05%     5.09%    5.37%
Class B        2/17/89         2.35%   7.35%     3.81%   4.14%     4.52%   4.52%     4.84%    4.84%

      (1) Performance of the Fund for periods prior to August 31, 2002 is represented by performance of a common trust fund managed by HighMark Capital Management, Inc. before the effective date of the registration statement of the Fund. The common trust fund was not registered under the 1940 Act and was not subject to certain restrictions that are imposed by the 1940 Act and Sub-Chapter M of the Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. The common trust fund did not charge any expenses. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes. Performance of the common trust fund has been restated to reflect the maximum operating expenses charged (absent waivers and expense reimbursements) by each class of the Fund upon its inception.

      * Reflects the maximum sales charge of 3.25% for Class A Shares and a maximum CDSC of 5.00% for Class B Shares.

      Because each class of Shares of the Fund has different sales charge structures and differing distribution and shareholder servicing fees, the performance of each class will differ. All performance information presented is based on past performance and does not predict future performance.

      MISCELLANEOUS

      Shareholders are entitled to one vote for each Share held in the Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark Funds is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

      HighMark Funds' Trustees are elected by Shareholders, except that vacancies may be filled by vote of the Board of Trustees. HighMark Funds is not required to hold meetings of Shareholders for the purpose of electing Trustees except that (i) HighMark Funds is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the

Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may be filled only by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of HighMark Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of HighMark Funds. Upon written request by the holders of Shares representing 1% of the outstanding Shares of HighMark Funds stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, HighMark Funds will provide a list of Shareholders or disseminate appropriate materials (at the expense of the requesting Shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

      HighMark Funds is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of HighMark Funds.

      The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

      The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

      No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

      As of May 31, 2002, HighMark Funds believes that the trustees and officers of HighMark Funds, as a group, owned less than one percent of the Shares of any Fund of HighMark Funds. As of May 31, 2002, HighMark Funds believes that there was no person who beneficially owned more than 25% of the outstanding voting securities of any Fund.

      As of May 31, 2002, HighMark Funds believes that Union Bank of California had investment authority with respect to 9.74% of the Trust.

      As of May 31, 2002, there were no shareholders of the Fund who owned of record or beneficially 5% or more of the shares of the Fund. The table below indicates each additional person known by HighMark Funds to own of record or beneficially 5% or more of the Shares of the Trust as of May 31, 2002.

                                5% OR MORE OWNERS


          Name and Address                   Percentage of Ownership of Record
          ----------------                   ---------------------------------
National Financial Services Corp                            51.72%
for the benefit of our customers
Church Street Station
P.O. Box 3752
New York, NY  10008-3752


Lane & Company                                              46.56%
c/o Union Bank of California
Attn: Kathleen Heilmen
P.O. Box 85484
San Diego, Ca  92186-5484

                                    APPENDIX

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NSRO. The NSROs that may be utilized by the Funds and the description of each NSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1,2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Fitch IBCA:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  - Leading market positions in well-established industries.

                  - High rates of return on funds employed.

                  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial
                    charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S & P's description of its three highest short-term debt ratings:

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Short-Term Debt Ratings

      Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

      BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Rating apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non investment grade and therefore speculative.

PART C. OTHER INFORMATION


ITEM 23. EXHIBITS

                  (a)  (1)    Declaration of Trust, dated March 10, 1987, is
                              incorporated by reference to Exhibit (1)(a) of Pre-Effective Amendment No. 1 (filed May 15, 1987) to Registrant's Registration Statement on Form
                              N-1A.

                        (2) Amendment to Declaration of Trust, dated April 13, 1987, is incorporated by reference to Exhibit
                              (1)(b) of Pre-Effective Amendment No. 1 (filed May 15, 1987) to Registrant's Registration Statement on Form N-1A.

                        (3) Amendment to Declaration of Trust, dated July 13, 1987, is incorporated by reference to Exhibit (1)(c) of Pre- Effective Amendment No. 2 (filed July 24, 1987) to Registrant's Registration Statement on Form N-1A.

                        (4) Amendment to Declaration of Trust, dated July 30, 1987, is incorporated by reference to Exhibit (1)(d) of Pre- Effective Amendment No. 3 (filed July 31, 1987) to Registrant's Registration Statement on Form N-1A.

                        (5) Amendment to Declaration of Trust, dated October 18, 1996, is incorporated by reference to Exhibit
                              (1)(e) of Post-Effective Amendment No. 18 (filed November 8, 1996) to Registrant's Registration Statement on Form N-1A.

                        (6) Amendment to Declaration of Trust, dated December 4, 1996, is incorporated by reference to Exhibit
                              (1)(f) of Post-Effective Amendment No. 19 (filed December 13, 1996) to Registrant's Registration Statement on Form N-1A.

                  (b)   (1)   Amended and Restated Code of regulations,
                              dated June 5, 1991, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 7
                              (filed September 30, 1991) to Registrant's
                              Registration Statement on Form N-1A.

                        (2) Amendment to Amended and Restated Code of Regulations, dated December 4, 1991, is incorporated by reference to Exhibit 2(b) of Post-Effective Amendment No. 8 (filed September 30, 1992) to Registrant's Registration Statement on Form N-1A.

                  (c)         Rights of Shareholders

                              The following portions of Registrant's Declaration of Trust incorporated as Exhibit (a) hereto, define the rights of shareholders:

                  5.1   Shares in the Series of the Trust.

                        A. The Trustees shall have full power and authority, in their sole discretion, without obtaining the prior approval of the Shareholders (either with respect to the Trust as a whole or with respect to any series of the Trust) by vote or otherwise, to establish one or more series of Shares of the Trust. The establishment of any such series shall be effective upon the adoption by a majority of the Trustees then in office of a resolution establishing such series and setting the voting rights, preferences, designations, conversion or other rights, restrictions, limitations as to distributions, conditions of redemption, qualifications, or other terms of the Shares of such series. The beneficial interest in each series of the Trust shall at all times be divided into full and fractional transferable Shares without par value. There is no numerical limitation on the number of Shares of a series that may be issued. The investment objective, policies, and restrictions governing the management and operations of each series of the Trust, including the management of assets belonging to any particular series, may from time to time be changed or supplemented by the Trustees, subject to the requirements of the Act. The Trustees may from time to time divide or combine the outstanding Shares of any one or more series of the Trust into a greater or lesser number without thereby changing their proportionate beneficial interests in the Trust assets allocated or belonging to such series.

                              Subject to the respective voting rights,
                        preferences, participating or other special rights and qualifications, restrictions, and limitations expressly provided for in this Declaration of Trust or the Code of Regulations with respect to Shares of each series of the Trust, the Trustees have the power to classify or reclassify Shares of any series of the Trust into one or more classes by setting or changing in any one or more respects, from time to time, the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to Shares of such class. All references in this Declaration of Trust to Shares of any series of the Trust shall include and refer to the Shares of any class thereof.

                        B. Shares of each series of the Trust shall have the following preferences, participating or other special rights, qualifications, restrictions and limitations:

                              (1) Assets Belonging to a Series. All
                        consideration received by the Trust for the issue or sale of Shares of any series, together with all assets in which such consideration is invested or reinvested, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that series. In addition, any assets, income, earnings, profits or proceeds thereof, or funds or payments which are not readily identifiable as belonging to a particular series shall be allocated by the Trustees to one or more series (such allocation to be conclusive and binding upon the Shareholders of all series for all purposes) in such manner as they, in their sole discretion, deem fair and equitable, and shall also be referred to as "assets belonging to" such series. Such assets belonging to a particular series shall irrevocably belong for all purposes to the Shares of the series, and shall be so handled upon the books of account of the Trust. Such assets and the income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" such a series. Shareholders of any series shall have no right, title or interest in or to the assets belonging to any other series.

                              (2) Liabilities Belonging to a Series. The assets
                        belonging to any series of the Trust shall be charged with the direct liabilities in respect of such series and with all expenses, costs, charges, and reserves attributable to such series, and shall also be charged with the share of such series of the general liabilities, expenses, costs, charges, and reserves of the Trust which are not readily identifiable as belonging to a particular series in proportion to the relative net assets of the respective series, as determined at such time or times as may be authorized by the Trustees. Any such determination by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes; provided, however, that under no circumstances shall the assets allocated or belonging to any series of the Trust be charged with liabilities directly attributable to any other series. The liabilities so charged to a series are herein referred to as "liabilities belonging to" such series. All persons who may have extended credit to a particular series or who have contracts or claims with respect to a particular series shall look only to the assets of that particular series for payment of such contracts or claims.

                              (3) Liquidating Distributions. In the event of the
                        termination of the Trust or a particular series thereof and the winding up of its affairs, the Shareholders of the Trust or such particular series shall be entitled to receive out of the assets of the Trust or belonging to the particular series, as the case may be, available for distribution to Shareholders, but other than general assets not belonging to any particular series of the Trust, the assets belonging to such series; and the assets so distributable to the Shareholders of any series shall be distributed among such Shareholders in proportion to the number of Shares of such series held by them and recorded in their names on the books of the Trust. In the event that there are any general assets not belonging to any particular series of the Trust available for distribution, such distribution shall be made to the Shareholders of all series subject to such termination and winding up in proportion to the relative net assets of the respective series determined as hereinafter provided and the number of Shares of such series held by them and recorded in their names on the books of the Trust.

                              (4) Dividends and Distributions. Shares of each
                        series shall be entitled to such dividends and distributions in Shares or in cash or both, as may be declared from time to time by the Trustees, acting in their sole discretion, with respect to such series, provided, however, that dividends and distributions on Shares of a particular series shall be paid only out of the lawfully available "assets belonging to" such series as such term is defined in this Declaration of Trust.

                  5.2 Purchase of Shares. The Trustees may accept investments in each series of the Trust from such Persons for such consideration and on such other terms as they may from time to time authorize. The Trust may reject any order for, or refuse to give effect on the books of the Trust to the transfer of, any Shares as permitted under the Act. Each such investment shall be credited to the Shareholder's account in the form of full and fractional Shares of the appropriate series of the Trust, at the net asset value per Share next computed after receipt of the investment.

                  5.3 Net Asset Value Per Share. The net asset value per Share of each series of the Trust shall be computed at such time or times as the Trustees may specify pursuant to the Act. Assets shall be valued and net asset value per Share shall be determined by such Person or Persons as the Trustees may appoint under the supervision of the Trustees in such manner not inconsistent with the Act and any orders of the Securities and Exchange Commission received by the Trust, as the Trustees may determine.

                  5.4 Ownership of Shares. The ownership of Shares shall be recorded separately with respect to each series on the record books of the Trust. Certificates for Shares shall be issued to holders of such Shares only upon the authorization of the Trustees, in their discretion, to issue such certificates, and shall be issued, if at all, subject to such rules and regulations as the Trustees may determine. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust shall be conclusive as to the identity of holders of Shares and as to the number of Shares of each series held by each Shareholder.

                  5.5 Preemptive Rights. Shareholders shall have no preemptive or other rights to subscribe to any additional Shares or other securities issued by the Trust or by the Trustees.

                  5.6 Redemption of Shares. To the extent of the assets of the Trust legally available for such redemption, a Shareholder of any series of the Trust shall have the right, subject to the provisions of Section 5.7 hereof, to require the Trust to redeem his full and fractional Shares of any series out of assets belonging to such series at a redemption price equal to the net asset value per Share next determined after receipt of a request to redeem in proper form as determined by the Trustees. The Trustees shall establish such rules and procedures as they deem appropriate for redemption of Shares; provided, however, that all redemptions shall be in accordance with the Act. Without limiting the generality of the foregoing, the Trust shall, to the extent permitted by applicable law, have the right at any time to redeem the Shares owned by any holder thereof (i) if the value of such Shares in an account maintained by the Trust or its transfer agent for any Shareholder with respect to any series of the Trust is less than the amount specified by resolution of the Trustees; provided, however, that any such Shareholder shall be notified that the value of his account is less than such amount, and shall be allowed such period of time as specified by resolution of the Trustees to make additional purchases of Shares of the appropriate series so that the value of his account may be increased before any such involuntary redemption is processed by the Trust; or (ii) if the net income with respect to any particular series of the Trust should be negative or it should otherwise be appropriate to carry out the Trust's responsibilities under the Act, in each case subject to such further terms and conditions as the Board of Trustees of the Trust may from time to time adopt. The redemption price of Shares of any series of the Trust shall, except as otherwise provided in this section, be the net asset value thereof as determined by the Board of Trustees of the Trust from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Trustees of the Trust. When the net income with respect to any particular series of the Trust is negative or whenever deemed appropriate by the Board of Trustees of the Trust in order to carry out the Trust's responsibilities under the Act, any series of the Trust may, without payment of compensation but in consideration of the interests of the Trust or a particular series thereof and of the Shareholders of the Trust or of such series in maintaining a constant net asset value per Share with respect to such series, redeem pro rata from each holder of record on such day, such number of full and fractional Shares of such series as may be necessary to reduce the aggregate number of outstanding Shares of such series in order to permit the net asset value thereof to remain constant. Payment of the redemption price, if any, shall be made in cash by the appropriate series of the Trust at such time and in such manner as may be determined from time to time by the Board of Trustees of the Trust unless, in the opinion of the Board of Trustees, which shall be conclusive and binding upon the Shareholders for all purposes, conditions exist which make payment wholly in cash unwise or undesirable; in such event the appropriate series of the Trust may make payment in the assets belonging or allocable to such series, the value of which shall be determined as provided herein.

                  5.7 Suspension of Right of Redemption. The Trustees may suspend the right of redemption by Shareholders or postpone the date of payment or the recordation of transfer of Shares of any series, as permitted under the Act or applicable law. Such suspension or postponement shall take effect at such time as the Trustees shall specify but not later than the close of business of the business day following the declaration of suspension or postponement, and thereafter there shall be no right of redemption or payment or transfer until the Trustees shall declare the suspension at an end. In case of suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                  5.8 Conversion Rights. The Trustees shall have the authority to provide from time to time that the holders of Shares of any series shall have the right to convert or exchange said Shares for or into Shares of one or more other series in accordance with such requirements and procedures as may be established from time to time by the Trustees.

                  8. Shareholder's Voting Powers and Meetings. Shareholders shall have such power to vote as is provided in, and may hold meetings and take actions pursuant to the provisions of this Declaration of Trust or the Code of Regulations.

                  9.4 Limitation of Shareholder Liability. Shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time, personally agree to pay by way of subscription to any Share or otherwise. Every obligation, contract, instrument, certificate, Share, other security or undertaking of the Trust, and every other act whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacities as Trustees under this Declaration of Trust or in their capacity as officers, employees, or agents of the Trust, and not individually. Every note, bond, contract, order, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to any series of the Trust, and the stationery used by the Trust, shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder), as follows:

                  "The names 'HighMark Funds' and 'Trustees of HighMark Funds' refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under this Declaration of Trust dated March 10, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of 'The Merus Group' entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust."

                  The rights accruing to a Shareholder under this Section 9.4 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided for herein provided, however, that a Shareholder of any series of the Trust shall be indemnified only from assets belonging to that series.

                  9.5 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust, and shall satisfy any judgment thereon.

                  9.6 Liabilities of a Series. Liabilities belonging to any series of the Trust, including, without limitation, expenses, fees, charges, taxes, and liabilities incurred or arising in connection with a particular series, or in connection with the management thereof, shall be paid only from the assets belonging to that series.

                  10.3 Termination of Trust. This Trust shall continue without limitation of time; provided, however, that:

                        A. The Trustees, with the vote of a majority of the outstanding Shares of any series of the Trust, may sell and convey the assets belonging to such series to another I trust or corporation organized under the laws of any state of the United States, which is a management investment company as defined in the Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the series and which may include beneficial interests of such trust or stock of such corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the series then outstanding.

                        B. The Trustees, with the vote of a majority, of the outstanding Shares of any series of the Trust, may sell and convert into money all the assets belonging to such series. Upon making provision for the payment of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the series, the Trustees shall distribute the remaining assets belonging to such series ratably among the holders of the outstanding Shares of the series.

                        C. Without the vote of a majority of the outstanding Shares of any series of the Trust (unless Shareholder approval is otherwise required by applicable law), the Trustees may combine the assets belonging to any two or more series into a single series if the Trustees reasonably determine that such combination will not have a material adverse effect on the Shareholders of each series affected thereby.

                        D. After the effective date of the determination of the Trustees under paragraph A or B above,

                              (1) The Trust shall carry on no business relating to the assets of such series except for the purpose of winding up the affairs of such series.

                              (2) The Trustees shall proceed to wind up the affairs of such series and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of such series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust relating to such series, to collect assets of such series, to sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining assets of such class to one or more Persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, to discharge or pay its liabilities, and to do all other acts appropriate to liquidate the business of such series.

                              Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in paragraphs A and B of this section, the Trustees may authorize the termination of that series of the Trust. Such termination shall be effective upon filing with the State Secretary of the Commonwealth of Massachusetts of an instrument setting forth such termination, at which time the Trustees shall be discharged of any and all further liabilities and duties hereunder relating to such series and the right, title and interest of all parties shall be cancelled and discharged with respect to such series. Such instrument shall constitute an amendment to this Declaration of Trust when filed with the

                              State Secretary of the Commonwealth of
                              Massachusetts as provided in this Title X.

                  10.8  Amendment Procedure.

                        A. Subject to the provisions of subsections B and C of this Section 10.8, this Declaration of Trust may be amended by the affirmative vote of the holders of not less than a majority of the outstanding Shares (except that an amendment which shall affect the holders of one or more series of Shares but not the holders of all outstanding series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series affected and no vote of Shareholders of a series not affected shall be required) or by any larger vote as may be required by any provisions of applicable law.

                        B. Notwithstanding any other provisions hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration of Trust may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees.

                        C. The Trustees may also amend this Declaration without the vote of Shareholders to cure any error or ambiguity or to change the name of the Trust or, if they deem it necessary, to conform this Declaration of Trust to the requirements of applicable state or federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, but the Trustees shall not be liable for failing to do so.

                        The following portions of Registrant's Code of Regulations incorporated as Exhibit (b) hereto, define the rights of shareholders:

                        1.1 Voting Powers. The Shareholders shall have power to vote (a) for the election of Trustees as provided in
                        Section 6.2 and Section 6.5 of the Declaration of Trust;
                        (b) with respect to any amendment of the Declaration of Trust to the extent and as provided in Section 10.8 of the Declaration of Trust; (c) with respect to any restrictions, or amendments thereto, upon the investment of the assets of the Trust to the extent and as provided in Article V of these Regulations; (d) with respect to the approval of investment advisory agreements (as provided in Section 7.1 of the Declaration of Trust), and with respect to distribution agreements entered into on behalf of the Trust or one or more series thereof, to the extent required by the Investment Company Act of 1940; (e) with respect to matters relating to any termination of the Trust or to incorporation to the extent and as provided in Section
                        10.3 and Section 10.4, respectively, of the Declaration of Trust; (f) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, these Regulations, or by any requirements applicable to or agreement of the Trust, or as the Trustees may consider desirable; and (g) to the same extent as the stockholders of a Massachusetts business corporation, when considering whether a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; provided, however, that no Shareholder of a particular series shall be entitled to bring, or to vote in respect of, any class or derivative action not on behalf of the series of the Trust in respect of which the Shareholder owns Shares. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting. Shares may be voted in person or by proxy. The authorization for a proxy to act may be obtained by written authorization or by telephone, facsimile or alternative transmission, provided that such telephone or facsimile transmission is performed in accordance with Telephonic and Facsimile Voting Procedures adopted by the Board of Trustees. On any matter submitted to a vote of the Shareholders, all Shares shall be voted in the aggregate and not by individual series, except (i) where required law, Shares shall be voted by individual series, and (ii) if the Trustees shall have determined that a matter affects the interests only of one or more series, then only the Shareholders of such affected series shall be entitled to vote thereon. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, the Declaration of Trust, or these Regulations to be taken by Shareholders.

                        1.2 Meetings. Meetings of Shareholders of the Trust may be called by the Trustees, and shall be called by the Trustees whenever required by law or upon the written request of holders of at least twenty percent of all the outstanding Shares entitled to vote.

                        1.3 Quorum and Required Vote. At any meeting of the Shareholders, a quorum for the transaction of business shall consist of a majority represented in person or by proxy of the outstanding

                        Shares (without regard to individual series) entitled to vote with respect to a matter; provided, however, that at any meeting at which the only actions to be taken are actions required by law, to be taken by vote of the Shareholders of an individual series, a quorum shall consist of a majority of the outstanding Shares of such individual series entitled to vote thereon, and that at any meeting at which the only actions to be taken shall have been determined by the Board of Trustees to affect the rights and interests of one or more but not all series of the Trust, a quorum shall consist of a majority of the outstanding Shares of the series so affected; and provided, further, that any reasonable adjournments of such meeting until a quorum is obtained may be made by a vote of the Shares present in person or by proxy. A majority of the votes shall decide any question and a plurality shall elect a Trustee, subject to any applicable requirements of law or of the Declaration of Trust or these Regulations; provided, however, that when any provision of law or of the Declaration of Trust or these Regulations requires the holders of Shares of any particular series to vote by series and not in the aggregate with respect to a matter, then a majority of the outstanding Shares of that series shall decide such matter insofar as that particular series shall be concerned. As used in these Regulations, the term "vote of a majority of the outstanding Shares" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the Investment Company Act of 1940) shall have the same meaning given such term in the Investment Company Act of 1940; provided, however, that such term may be used herein with respect to Shares of the Trust as a whole, or with respect to Shares of a particular series of the Trust, as the context may require.

                        1.4 Notice. Written notice, stating the place, day, and hour of each meeting of Shareholders and the general nature of the business to be transacted, shall be given by, or at the direction of, the person calling the meeting to each Shareholder of record entitled to vote at the meeting at least ten days prior to the day named for the meeting, unless in a particular case a longer period of notice is required by law. Any adjournments of a meeting of Shareholders may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

                        1.5 Shareholders' List. The officer or agent having charge of the transfer books for Shares of the Trust shall make, at least five days before each meeting of Shareholders, a complete list of the Shareholders entitled to vote at the meeting, arranged in alphabetical order with the address of and the number of Shares held by each such Shareholder. The list shall be kept on file at the office of the Trust and shall be subject to inspection by any Shareholders at any time during usual business hours, and shall also be produced and kept open at the time and place of each meeting of Shareholders and shall be subject to the inspection of any Shareholder during each meeting of Shareholders.

                        1.6 Record Date. The Trustees may fix a time (during which they may close the Share transfer books of the Trust) not more than ninety (90) days prior to the date of any meeting of Shareholders as a record date for the determination of the Shareholders entitled to notice of, or to vote at, any such meeting; only such Shareholders as shall be Shareholders of record at the close of business on the date so fixed shall be entitled to notice of, or to vote at, such meeting, notwithstanding any transfer of any Shares on the books of the Trust after any record date fixed, as aforesaid. The Trustees may also fix a time (during which they may close the Share transfer books of the Trust) not more than fifty
                        (50) days prior to the payment of any dividend, or the date of the allotment of rights or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to receive payment of any such dividend, or to receive any such allotment of rights, or to exercise such rights, as the case may be; only such Shareholders as shall be Shareholders of record at the close of business on the date so fixed shall be entitled to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any record date fixed, as aforesaid.

                        1.7 Shareholder Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or the Declaration of Trust or these Regulations) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

                        3.1 Form. Notices to Shareholders shall be in writing and delivered personally or mailed to the Shareholders at their addresses appearing on the books of the Trust. Notices to Trustees shall be oral or by telephone or telegram or in writing delivered personally or mailed to the trustees at their addresses appearing on the books of the Trust. Oral notice shall be deemed to be given when given directly to the person required to be notified and notice by mail shall be deemed to be given when deposited in the United States mail or with a telegraph office or courier service for transmission. Notices to Trustees need not state the purpose of a Regular or Special Meeting.

                        3.2 Waiver. Whenever any notice of the time, place, or purpose of any meeting of Shareholders, Trustees, or committee is required to be given under the provisions of Massachusetts law or under the provisions of the Declaration of Trust or these Regulations, a wavier thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of Shareholders in person or by proxy, or at the meeting of Trustees or committee in person, shall be deemed equivalent to the giving of such notice to such persons.

                  (d)   (1)   Investment Advisory Agreement between Registrant
                              and HighMark Capital Management, Inc., dated as of September 1, 1998 (the "Investment Advisory
                              Agreement"), is incorporated by reference to
                              Exhibit 5(a) of Post-Effective Amendment No. 25
                              (filed November 30, 1998) to Registrant's
                              Registration Statement on Form N-1A.

                        (2) Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and AXA Asset Management Partners dated as of September 1, 1998 (the "AXA Sub-Advisory Agreement") is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 25 (filed November 30, 1998) to Registrant's Registration Statement on Form N-1A.

                        (3) Form of Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and Waddell & Reed Investment Management Company ("WRIMCO") is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (4) Form of Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and LSV Asset Management ("LSV") is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 34 (filed

                              September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (5) Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and Deutsche Asset Management Investment Services Ltd ("Deutsche") dated as of February 28, 2001 is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (6) Form of Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and Nicholas-Applegate is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment
                              No. 34 (filed September 28, 2001) to
                              Registrant's Registration Statement on Form N-1A.

                        (7) Amended and Restated Schedule A to the Investment Advisory Agreement is incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                  (e)   (1)   Distribution Agreement between the Registrant
                              and SEI Financial Services Company dated as of February 15, 1997 and re-executed January 30,
                              1998 is incorporated by reference to Exhibit
                              (e)(1) of Post-Effective Amendment No. 34 (filed
                              September 28, 2001) to Registrant's Registration
                              Statement on Form N-1A.

                        (2) Form of Distribution and Service Agreement for Class B Shares between Registrant and SEI Investments Distribution Co. incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 22 (filed June 18, 1997) to Registrant's Registration Statement on Form N-1A.

                  (f)         None.

                  (g)   (1)   Custodian Agreement between Registrant and The
                              Bank of California, N.A., dated as of December
                              23, 1991, as amended as of September 15, 1992
                              (the "Custodian Agreement"), is incorporated by reference to Exhibit 8 of Post-Effective
                              Amendment No. 8 (filed September 30,

                              1992) to Registrant's Registration Statement on Form N-1A.

                        (2) Amended and Restated Schedule A to the Custodian Agreement is incorporated by reference to Exhibit
                              (g)(2) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (3) Form of Amended and Restated Schedule B to the Custodian Agreement is incorporated by reference to Exhibit (8)(c) of Post-Effective Amendment No. 22 (filed June 18, 1997) to Registrant's Registration Statement on Form N-1A.

                        (4) Form of Securities Lending and Reverse Repurchase Agreement Services Client Addendum to Custodian Agreement is incorporated by reference to Exhibit
                              (8)(d) of Post-Effective Amendment No. 22 (filed June 18, 1997) to Registrant's Registration Statement on Form N-1A.

                  (h)   (1)   Administration Agreement between Registrant
                              and SEI Fund Resources incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 20
                              (filed February 25, 1997) to Registrant's
                              Registration Statement on Form N-1A.

                        (2)   Amended and Restated Schedule A to the
                              Administration Agreement is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (3) Sub-Administration Agreement between SEI Fund Resources and Union Bank of California, N.A. dated February 17, 1997 is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (4)   Amended and Restated Schedule A to the
                              Sub-Administration Agreement is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (5) Amended and Restated Scheduled B to the Sub-Administration Agreement is incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (6) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit 9(c) of Post-Effective Amendment No. 20 (filed February 25, 1997) to Registrant's Registration Statement on Form N-1A.

                        (7) Amended and Restated Schedule A to the Transfer Agency and Service Agreement is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (8) Restated Shareholder Service Plan for Class A Shares is incorporated by reference to Exhibit
                              (h)(8) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (9) Shareholder Service Plan for Class B for the Registrant is incorporated by reference to Exhibit
                              (h)(9) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (10) Restated Shareholder Services Plan with respect to the Fiduciary Shares is incorporated by reference to Exhibit 15(a) of Post-Effective Amendment No. 25 (filed November 30, 1998) to Registrant's Registration Statement on Form N-1A.

                        (11) Amended and Restated Schedule A to the Restated Shareholder Service Plan for Fiduciary Shares is incorporated by reference to Exhibit (h)(11) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                  (i) Opinion and Consent of Counsel as to legality of shares being registered is filed herewith.

                  (j)         Consent of Ropes & Gray is filed herewith.

                  (k)         None.

                  (l)         None.

                  (m)   (1)   Restated Distribution Plan with respect to the
                              Class A Shares is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 34
                              (filed September 28, 2001) to Registrant's
                              Registration Statement on Form N-1A.

                        (2) Distribution Plan relating to Class B Shares is incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (3) Distribution Plan with respect to the Class C Shares is incorporated by reference to Exhibit
                              (m)(4) of Post-Effective Amendment No. 28
                              (filed September 20, 1999) to Registrant's
                              Registration Statement on Form N-1A.

                        (4) Distribution Plan with respect to the Class S Shares is incorporated by reference to Exhibit
                              (m)(5) of Post-Effective Amendment No. 28 (filed September 20, 1999) to Registrant's Registration Statement on Form N-1A.

                  (n)   (1)   Amended Multiple Class Plan for HighMark Funds
                              adopted by the Board of Trustees on September 17, 1999 is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 28 (filed
                              September 20, 1999) to Registrant's Registration
                              Statement on Form N-1A.

                  (p)   (1)   Code of Ethics of HighMark Funds dated as of
                              June 21, 2000 is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 30
                              (filed September 22, 2000) to Registrant's
                              Registration Statement on Form N-1A.

                        (2) Code of Ethics of HighMark Capital Management, Inc. dated as of June 2000 is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 30 (filed September 22, 2000) to Registrant's Registration Statement on Form N-1A.

                        (3) Code of Ethics of AXA Investment Managers GS Ltd. dated as of March 1, 2000 is incorporated by reference to

                              Exhibit (p)(4) of Post-Effective Amendment No. 30 (filed September 22, 2000) to Registrant's Registration Statement on Form N-1A.

                        (4) Code of Ethics of Deutsche Asset Management Investment Services Ltd. dated July 2000 is incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (5) Code of Ethics of Waddell & Reed Investment Management Company dated November 15, 2000 is incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (6) Code of Ethics of LSV Asset Management dated June 2001 is incorporated by reference to Exhibit
                              (p)(6) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (7) Code of Ethics of Nicholas-Applegate Capital Management dated March 31, 2001 is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (8) Code of Ethics of SEI Investments Company dated as of December 2000 is incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant.

ITEM 25.    INDEMNIFICATION

            Article IX, Section 9.2 of the Registrant's Declaration of Trust, filed or incorporated by reference as Exhibit (1) hereto, provides for the indemnification of Registrant's trustees and officers. Indemnification of the Registrant's principal underwriter, custodian, investment adviser, administrator, transfer agent, and fund accountant is provided for, respectively, in Section 6 of the Distribution

            Agreement, filed or incorporated by reference as Exhibit 6(a) hereto, Section 16 of the Custodian Agreement, filed or incorporated by reference as Exhibit 8 hereto, Section 8 of the Investment Advisory Agreement, filed or incorporated by reference as Exhibit 5 hereto, Section 5 of the Administration Agreement, filed or incorporated by reference as Exhibit 9(a) hereto, Section 6 of the Transfer Agency and Service Agreement, filed or incorporated by reference as Exhibit 9 (c) hereto, and Section 7 of the Fund Accounting Agreement, filed or incorporated by reference as Exhibit 9(e) hereto. Registrant has obtained from a major insurance carrier a trustees and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND
            SUB-ADVISORS

            HighMark Capital Management, Inc. (the "Adviser") performs investment advisory services for Registrant. The Adviser offers a wide range of investment management services to its clients in California, Oregon, and Washington and around the world. The Adviser is a subsidiary of UnionBanCal Corporation, a publicly traded corporation, a majority of the shares of which are owned by The Bank of Tokyo-Mitsubishi, Ltd., a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc.

            To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with UnionBanCal Corporation, The Bank of Tokyo-Mitsubishi and/or The Bank of Tokyo-Mitsubishi's other subsidiaries.

            Listed below are the directors and certain principal executive officers of the Adviser, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:


                          Position with
Name                      the Adviser                           Principal Occupation
----                      -----------                           --------------------
Piet Westerbeek III       Director, Chairman of the Board       Executive Vice President
                                                                Union Bank of California
                                                                445 S. Figueroa Street
                                                                Los Angeles, CA  90071

Richard C. Hartnack       Director                              Vice Chairman
                                                                Union Bank of California
                                                                445 S. Figueroa Street
                                                                Los Angeles, CA  90071

Akifumi Tamagawa          Director                              Executive Vice President
                                                                and Manager, Office of the President
                                                                Union Bank of California
                                                                400 California Street
                                                                San Francisco, CA  94104

Honoria F. Vivell         Director                              Executive Vice President
                                                                Community Banking Group
                                                                Union Bank of California
                                                                445 S. Figueroa Street
                                                                Los Angeles, CA  90071

Jeffrey L. Boyle          Senior Vice President and             Senior Vice President
                          Sales manager                         Community Banking Group
                                                                Union Bank of California
                                                                475 Sansome Street
                                                                San Francisco, CA  94111

John J. King              Secretary                             Senior Vice President and
                                                                Associate General
                                                                  Counsel
                                                                Union Bank of California
                                                                400 California Street
                                                                San Francisco, CA  94104

                          Position with
Name                      the Adviser                           Principal Occupation
----                      -----------                           --------------------
Kristin Friedman          Assistant Treasurer                   Vice President
                                                                Administration & Support Group
                                                                Union Bank of California
                                                                400 California Street
                                                                San Francisco, CA  94104


Teresita Ching            Compliance Officer and                HighMark Capital
                          Assistant Secretary                   Management
                                                                475 Sansome Street
                                                                San Francisco, CA  94111

Luke C. Mazur             President, Chief Executive            President, CEO & CIO
                          Officer, Chief Investment Officer     HighMark Capital Management
                          and Director                          475 Sansome Street
                                                                San Francisco, CA  94111

R. Gregory Knopf          Managing Director                     HighMark Capital Management
                                                                445 S. Figueroa Street
                                                                Los Angeles, CA  90071


Kevin A. Rogers           Managing Director & Chief             HighMark Capital Management
                          Financial Officer                     18300 Von Karman Avenue
                                                                Irvine, CA  92715


            Waddell & Reed Investment Management Company ("WRIMCO") is a sub-advisor of the HighMark Growth Fund. WRIMCO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Kansas corporation. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. a Delaware corporation, which, in turn, is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc. a Missouri corporation. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc. (Waddell & Reed"), a Delaware corporation and publicly held company. WRIMCO's principal address is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202. As of March 31, 2001, WRIMCO managed over $32.2 billion in assets.

            To the knowledge of Registrant, none of the directors or officers of WRIMCO, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

            Listed below are the directors and certain principal executive officers of WRIMCO, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name                    Position with WRIMCO                            Principal Occupation
----                    --------------------                            --------------------
Keith A. Tucker         Chairman of the Board and Director              Same

Henry J. Herrmann       Chief Executive Officer, Chief Investment       Same
                        Officer, President and Director

Robert L. Hechler       Executive Vice President, Treasurer,            Same
                        Principal Financial Officer and Director

Daniel C. Schulte       Senior Vice President,                          Same
                        General Counsel and Secretary


            LSV Asset Management ("LSV") is a sub-adviser of the HighMark Small Cap Value Fund. LSV is a registered investment adviser organized as a Delaware partnership. The general partners of LSV have developed quantitative value analysis methodology and software, which has been used to manage assets over the past 7 years. The principal business address of LSV is 200 W. Madison Street, Chicago, Illinois 60606. As of December 31, 2000, LSV had approximately $7.5 billion in assets under management.

            To the knowledge of Registrant, none of the directors or officers of LSV, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

            Listed below are the directors and certain principal executive officers of LSV, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name                        Position with LSV                             Principal Occupation
----                        -----------------                             --------------------
Josef Lakonishok            Partner, Chief Executive Officer and          Same; other employment includes Prof. of
                            Portfolio Manager                             Finance, University of Illinois

Robert Vishny               Partner and Portfolio Manager                 Same; other employment includes Prof. of
                                                                          Finance, University of Chicago

Menno Vermuelen             Partner, Portfolio Manager and Senior         Same
                            Quantitative Analyst

Tremaine Atkinson           Partner and Chief Operating Officer           Same

Name                        Position with LSV                             Principal Occupation
----                        -----------------                             --------------------
Christopher LaCroix         Partner and Managing Director of New          Same
169 East Avenue             Business Development
Norwalk, CT  06851

Andrei Shleifer             Partner and Researcher                        Professor of Economics, Harvard University
M9 Littauer Center
Cambridge, MA  02138

SEI Funds, Inc.             General Partner                               N/A
1 Freedom Valley Road
Oaks, PA  19456


            Deutsche Asset Management Investment Services ("Deutsche") Ltd. is a sub-adviser of the HighMark International Equity Fund. Deutsche is wholly owned by Deutsche Asset Management Group Limited which in turn is wholly owned by Deutsche Morgan Grenfell Group PLC ("DMG"), an investment holding company. DMG is a wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Asset Management is located at One Appold Street, London, England.

            To the knowledge of Registrant, none of the directors or officers of Deutsche, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

            Listed below are the directors and certain principal executive officers of Deutsche, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers.


Name                          Position with Deutsche                        Principal Occupation
Annette Jane Fraser           Chief Executive Officer of Deutsche and       Same
                              Fund Manager

Richard Charles Wilson        Director of Deutsche Asset Management and     Same
                              Fund Manager

Alexander Tedder              Director of Deutsche Asset Management and     Same
                              Fund Manager


            Nicholas-Applegate is a sub-adviser of the Small Cap Growth Fund. Nicholas-Applegate is an indirect wholly owned subsidiary of Allianz of America. Allianz of America is a holding company that owns several insurance and financial services companies and is a wholly owned subsidiary of Allianz AG. Allianz AG is a publicly traded German company, which, together with its subsidiaries, is one of the world's leading financial services companies.

            To the knowledge of Registrant, none of the directors or officers of Nicholas-Applegate, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

            Listed below are the directors and certain principal executive officers of Nicholas-Applegate, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers.


NAME AND POSITION WITH          BUSINESS AND OTHER CONNECTIONS      POSITION WITH OTHER COMPANY
INVESTMENT ADVISER
Arthur Edward Nicholas          MacIntosh GP SUB, LLC               Managing Chief Executive Officer
Chairman & Chief
Executive Officer
                                Nicholas-Applegate                  Chairman
                                Securities, LP

                                Nicholas-Applegate                  Chairman & Trustee
                                Institutional Funds

                                Nicholas-Applegate                  President
                                Securities International LDC

                                Nicholas-Applegate US               Director
                                Growth Equity Fund, Ltd.

                                Nicholas-Applegate                  Director
                                Strategic Opportunities, Ltd.

Edward Blake Moore, Jr.         MacIntosh GP SUB, LLC               Managing Secretary and
General Counsel                                                     General Counsel

                                Nicholas-Applegate                  General Counsel and
                                Securities, LP                      Secretary

                                Nicholas-Applegate
                                Institutional Funds                 President

Marna P. Whittington, Ph.D      MacIntosh GP SUB, LLC               Managing President
President
                                Nicholas-Applegate                  President
                                Securities, LP

Eric Spencer Sagerman           Nicholas-Applegate                  Director
Head of Global Marketing        Southeast Asia Fund

                                Nicholas-Applegate India            Director
                                Fund, Ltd PCC


William Charles Maher,          MacIntosh GP SUB, LLC               Managing Chief Financial Officer/Treasurer
CPA
Chief Financial Officer
                                Nicholas-Applegate                  Treasurer
                                Institutional Funds

                                Nicholas-Applegate                  Chief Financial Officer
                                Securities, LP

Catherine Somehegyi             None
Nicholas
Chief Investment Officer
Global Equity Management

Peter James Johnson             Nicholas-Applegate                  Vice President
Sr. Vice President, Director    Securities, LP
of Institutional Sales

Scott Allan Long                None
Head of Global Operations

Victoria Proctor Hulick         None
Director of Compliance

MacIntosh GP SUB, LLC           Allianz Asset Management            Limited Partner
General Partner                 of America, LLC

Allianz Asset Management        Allianz of America, Inc.            Sole Shareholder
of America, LLC
Limited Partner


ITEM 27.    PRINCIPAL UNDERWRITER

            Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

            Registrant's distributor, SEI Investments Distribution Co. acts as distributor for:

            SEI Daily Income Trust                   July 15, 1982
            SEI  Liquid Asset Trust                  November 29, 1982
            SEI Tax Exempt Trust                     December 3, 1982
            SEI Index Funds                          July 10, 1985

            SEI Institutional Managed Trust          January 22, 1987
            SEI Institutional International Trust    August 10, 1988
            The Advisors' Inner Circle Fund          November 14, 1991
            STI Classic Funds                        May 29, 1992
            First American Funds, Inc.               November 1, 1992
            First American Investment Funds, Inc.    November 1, 1992
            The Arbor Fund                           January 28, 1993
            Bishop Street Funds                      January 27, 1995
            STI Classic Variable Trust               August 18, 1995
            ARK Funds                                November 1, 1995
            Huntington Funds                         January 11, 1996
            SEI Asset Allocation Trust               April 1, 1996
            TIP Funds                                April 28, 1996
            SEI Institutional Investments Trust      June 14, 1996
            First American Strategy Funds, Inc.      October 1, 1996
            ARMADA Funds                             March 8, 1997
            The Expedition Funds                     June 9, 1999
            Alpha Select Funds                       January 1, 1998
            Oak Associates Funds                     February 27, 1998
            The Nevis Funds, Inc.                    June 29, 1998
            CNI Charter Funds                        April 1, 1999
            The Armada Advantage Funds               May 1, 1999
            Amerindo Funds, Inc.                     July 13, 1999
            Huntington VA Funds                      October 15, 1999
            Friends Ivory Funds                      December 16, 1999
            iShares Inc.                             January 28, 2000
            SEI Insurance Products Trust             March 29, 2000
            Pitcairn Funds                           August 1, 2000
            First Focus Funds, Inc.                  October 1, 2000
            Johnson Family Funds, Inc.               November ; 2000
            The MDL Funds                            January 24, 2001
            Causeway Capital Management Trust        September 20, 2001


            The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

            Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the principal business address of each director or officer is 1 Freedom Valley Drive, Oaks, PA 19456.

                             Position and Office                               Positions and Offices
Name                         With Underwriter                                  With Registrant
----                         ----------------                                  ---------------
Alfred P. West, Jr.          Director, Chairman of the Board of Directors      --
Richard B. Lieb              Director, Executive Vice President                --
Carmen V. Romeo              Director                                          --
Mark J. Held                 President & Chief Operating Officer               --
Dennis J. McGonigle          Executive Vice President                          --
Robert M. Silvestri          Chief Financial Officer & Treasurer               --
Todd Cipperman               Senior Vice President & General Counsel           Vice President,
                                                                                Assistant Secretary
Carl A. Guarino              Senior Vice President                             --
Jack May                     Senior Vice President                             --
Kevin P. Robins              Senior Vice President                             --
Patrick K. Walsh             Senior Vice President                             --
Wayne M. Withrow             Senior Vice President                             --
John D. Anderson             Vice President & Managing Director                --
Timothy D. Barto             Vice President & Assistant Secretary              Vice President,
                                                                                Assistant Secretary
Robert Crudup                Vice President & Managing Director                --
Richard A. Deak              Vice President & Assistant Secretary              --
Scott W. Dellorfano          Vice President & Managing Director                --
Barbara Doyne                Vice President                                    --
Jeff Drennen                 Vice President                                    --
Scott C. Fanatico            Vice President & Managing Director                --

Vic Galef                    Vice President & Managing Director                --
Steven A. Gardner            Vice President & Managing Director                --
Lydia A. Gavalis             Vice President & Assistant Secretary              Vice President &
                                                                                Assistant Secretary
Greg Gettinger               Vice President & Assistant Secretary              --
Kathy Heilig                 Vice President                                    --
Jeff Jacobs                  Vice President                                    --
Bridget Jensen               Vice President                                    --
Samuel King                  Vice President                                    --
John Kirk                    Vice President & Managing Director                --
Kim Kirk                     Vice President & Managing Director                --
John Krzeminski              Vice President & Managing Director                --
Karen La Tourette            Secretary                                         --
Alan H. Lauder               Vice President                                    --
Paul Lonergan                Vice President & Managing Director                --
Ellen Marquis                Vice President                                    --
Christine M. McCullough      Vice President & Assistant Secretary              Vice President &
                                                                                Assistant Secretary
Carolyn McLaurin             Vice President & Managing Director                --
Mark Nagle                   Vice President


                             Position and Office                               Positions and Offices
Name                         With Underwriter                                  With Registrant
----                         ----------------                                  -------------------
Joanne Nelson                Vice President                                    --
Rob Redican                  Vice President                                    --
Maria Rinehart               Vice President                                    --

Steve Smith                  Vice President                                    --
Daniel Spaventa              Vice President                                    --
Kathryn L. Stanton           Vice President                                    --
Sherry Kagdan Vetterlewn     Vice President & Assistant Secretary              Vice President &
                                                                                Assistant Secretary
Lori L. White                Vice President & Assistant Secretary              --


ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

            (1) HighMark Capital Management, Inc., 475 Sansome Street, San Francisco, CA 94104 (records relating to its function as investment adviser).

            (2) Union Bank of California, N.A., 400 California Street, San Francisco, CA 94104 (records relating to its functions as custodian, sub-administrator and sub-transfer agent).

            (3) SEI Investments Mutual Funds Services, Oaks, Pennsylvania 19456 (records relating to its functions as administrator).

            (4) SEI Investments Distribution Co. (formerly SEI Financial Services Company), Oaks, Pennsylvania 19456 (records relating to its function as distributor).

            (5) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its functions as transfer agent).

            (6) Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005 (the Registrant's Declaration of Trust, Code of Regulations and Minute Books).

ITEM 29.    MANAGEMENT SERVICES

            None.

ITEM 30.    UNDERTAKINGS

            Registrant hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of one or more trustees when requested to do so by the holders of at least 10% of the outstanding shares of Registrant and to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communication.

            Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 36 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, D.C., on the 26th day of June, 2002.

                                          HighMark Funds

                                          By:   */s/ James R. Foggo
                                                -------------------
                                                James R. Foggo
                                                President and
                                                Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 has been signed below by the following persons in the capacities and on the dates indicated:


Signature                     Capacity                     Date

*/s/ James R. Foggo           President and                June 26, 2002
-------------------
James R. Foggo                Chief Executive Officer
                              Controller and Chief

*/s/ Peter Golden                                          June 26, 2002
-------------------------
Peter Golden                  Financial Officer
                              Trustee

*/s/ Thomas L. Braje                                       June 26, 2002
-------------------------
Thomas L. Braje

*/s/ David A. Goldfarb        Trustee                      June 26, 2002
-------------------------
David A. Goldfarb

*/s/ Joseph C. Jaeger         Trustee                      June 26, 2002
-------------------------
Joseph C. Jaeger

*/s/ Frederick J. Long        Trustee                      June 26, 2002
-------------------------
Frederick J. Long

*/s/ Michael L. Noel          Trustee                      June 26, 2002
-------------------------
Michael L. Noel

*/s/ Robert M. Whitler        Trustee                      June 26, 2002
-------------------------
Robert M. Whitler


*By:   */s/ Alan G. Priest
       -------------------
       Alan G. Priest
       Attorney-In-Fact, pursuant to powers
        of attorney filed herewith.

                                POWER OF ATTORNEY


      The undersigned, being an Officer of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as an Officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Signature                      Title                       Date


/s/ James R. Foggo             President and               September 19, 2001
-------------------------      Chief Executive Officer
James R. Foggo

                                POWER OF ATTORNEY


      The undersigned, being an Officer of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as an Officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Signature              Title                            Date


/s/ Peter Golden       Controller and                   September 19, 2001
--------------------   Chief Financial Officer
Peter Golden

                                POWER OF ATTORNEY


      The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and Alyssa Albertelli each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Signature                    Title             Date


/s/ Thomas L. Braje          Trustee
------------------------
Thomas L. Braje

/s/ David A. Goldfarb        Trustee
------------------------
David A. Goldfarb

/s/ William R. Howell        Trustee
------------------------
William R. Howell

/s/ Joseph C. Jaeger         Trustee
------------------------
Joseph C. Jaeger

/s/ Frederick J. Long        Trustee
------------------------
Frederick J. Long

/s/ Paul L. Smith            Trustee
------------------------
Paul L. Smith

                                POWER OF ATTORNEY


      The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and Alyssa Albertelli each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Signature                     Title                   Date


/s/ Michael L. Noel           Trustee                 September 9, 1999
-------------------------
Michael L. Noel

                                POWER OF ATTORNEY


      The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and Alyssa Albertelli each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Signature                     Title                Date


/s/ Robert M. Whitler         Trustee              September 9, 1999
------------------------
Robert M. Whitler

                                  Exhibit Index


Exhibit No.                   Description

(i) Opinion and Consent of Counsel as to legality of shares being registered.

(j)         Consent of Ropes & Gray.